                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03073

                               SECURITY CASH FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                               SECURITY CASH FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                SECURITY
                                                FUNDS(SM)

                                                ANNUAL REPORT
                                                DECEMBER 31, 2004

            -     SECURITY MUNICIPAL BOND FUND

            -     SECURITY INCOME FUND

                        -     DIVERSIFIED INCOME SERIES

                        -     HIGH YIELD SERIES

                        -     INCOME OPPORTUNITY SERIES

            -     SECURITY CASH FUND

                                        [SECURITY DISTRIBUTORS, INC. LOGO]
                                                A Member of The Security Benefit
                                                Group of Companies

                             SECURITY MUNICIPAL BOND
                              SECURITY INCOME FUND
                               SECURITY CASH FUND

                                DECEMBER 31, 2004
                                 ANNUAL REPORT

                                TABLE OF CONTENTS

Security Municipal Bond Fund...............................     2
Security Income Fund
  Diversified Income Series................................    10
  High Yield Series........................................    21
  Income Opportunity Series................................    32
Security Cash Fund.........................................    43
Notes to Financial Statements..............................    51
Report of Independent Registered Public Accounting Firm....    56
Directors and Officers.....................................    57

                                                                        SECURITY
Manager's Commentary                                         MUNICIPAL BOND FUND
February 15, 2005                                                    (unaudited)

                                                                SOLOMAN BROTHERS
                                                                Asset Management
                                                 Advisor, Salomon Brothers Asset
                                                                Management, Inc.

[PHOTO OF ROBERT AMODEO]

TO OUR SHAREHOLDERS:

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, the Security Municipal Bond Fund, excluding sales charges, returned 2.58%.(1) This compared with the Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Fund that returned 4.48% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

MARKET AND ECONOMIC OVERVIEW

Despite rising interest rates, surging oil prices and an expanding economy, the overall municipal bond market generated solid results in 2004, with the Lehman Municipal Bond Index returning 4.48%. As the year began, it was widely expected that the Federal Reserve Board (the Fed) would have to raise interest rates to ward off a potential increase in inflation. This came to pass in late June, as the Fed raised its target for the federal funds rate by 0.25% to 1.25%. This was followed by four subsequent rate hikes, bringing the federal funds rate to 2.25% by the end of the year.

As one would expect, the short end of the yield curve rose in conjunction with the Fed rate hikes. However, intermediate and longer term bond yields surprisingly did not rise, but were stable or declined slightly. As such, the overall yield curve flattened as the difference between short- and long-term yields narrowed during the year. This flattening also occurred in the municipal bond market, but to a lesser extent.

New municipal bond issuance from state and local governments was approximately $358 billion in 2004. While this was roughly 6% less than 2003's record level, it was still the third largest amount of new issuance during a calendar year. New supply was generally met with strong demand, in particular by institutions and property and casualty insurers. As was the case in the Treasury market, the shorter end of the municipal bond curve generated the weakest results, while the longer end of the curve outperformed. From a credit quality perspective, lower quality municipals outperformed their higher quality counterparts.

CONTRIBUTORS TO PERFORMANCE

As we began 2004, the Fund was defensively positioned in anticipation of the Fed raising interest rates. As such, the Fund's duration was shorter than that of the benchmark and we favored higher quality securities. In addition, we emphasized the 10-year portion of the yield curve and focused on premium coupon securities while avoiding discounted coupons.

This strategy produced mixed results. While our exposure to 10-year yields was beneficial as they outperformed shorter maturity bonds, an underweight to longer term securities detracted from relative results. In addition, our high quality bias was not rewarded by the market, as more speculative issues outperformed. In particular, our lack of tobacco and airline securities hurt relative results. However, given the market environment, we did not believe the risks associated with these securities warranted their purchase.

At the end of the reporting period, the Fund's portfolio continues to be defensively positioned.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Sincerely,

Robert Amodeo
Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of Fund shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quotes would be reduced.

Past performance is no guarantee of future results. The performance returns shown above do not reflect the deduction of sales charges, which, if reflected, would reduce performance. The views expressed are opinions of the portfolio manager as of December 31, 2004, and are subject to change based on market and other conditions. These views may differ from those of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Portfolio allocation is subject to change at any time. The mention of any individual securities should neither constitute or be construed as a recommendation to purchase or sell securities and information provided regarding such individual securities is not a sufficient basis upon which to make an investment decision. Any statistics have been obtained from sources the portfolio manager believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. Portfolio allocations, holdings and characteristics are subject to change at any time. All investments involve risk including possible loss principal.

Please refer to page 5 for a list and percentage breakdown of the Fund's holdings.

Your clients should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. The prospectus contains this and other important information. Your clients should read the prospectus carefully before investing.

                                                                        SECURITY
Manager's Commentary                                         MUNICIPAL BOND FUND
February 15, 2005                                            (unaudited)

PERFORMANCE

MUNICIPAL BOND FUND VS. LEHMAN BROTHERS MUNICIPAL BOND
INDEX

[PERFORMANCE GRAPH]



DATE             value
----------     ----------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
  12/31/94      10,000.00
   3/31/95      10,702.89
   6/30/95      10,961.36
   9/30/95      11,276.63
  12/31/95      11,741.69
   3/31/96      11,600.07
   6/30/96      11,689.00
   9/30/96      11,956.93
  12/31/96      12,261.61
   3/31/97      12,233.04
   6/30/97      12,656.05
   9/30/97      13,037.69
  12/31/97      13,391.24
   3/31/98      13,545.41
   6/30/98      13,750.93
   9/30/98      14,173.97
  12/31/98      14,259.13
   3/31/99      14,385.44
   6/30/99      14,138.35
   9/30/99      14,075.73
  12/31/99      13,964.36
   3/31/00      14,373.64
  06/30/00      14,591.22
  09/30/00      14,943.75
  12/31/00      15,597.42
   3/31/01      15,944.46
   6/30/01      16,049.41
   9/30/01      16,499.39
  12/31/01      16,390.11
   3/31/02      16,544.65
   6/30/02      17,150.04
   9/30/02      17,964.73
  12/31/02      17,963.51
   3/31/03      18,180.37
   6/30/03      18,649.93
   9/30/03      18,665.24
  12/31/03      18,920.82
   3/31/04      19,246.49
   6/30/04      18,790.11
   9/30/04      19,521.82
  12/31/04      19,766.50


DATE             value
----------     ----------
MUNI BOND
12/31/1994       9,525.00
 3/31/1995      10,168.36
 6/30/1995      10,269.63
 9/29/1995      10,498.04
12/29/1995      10,999.93
 3/29/1996      10,723.29
 6/28/1996      10,770.88
 9/30/1996      11,002.69
12/31/1996      11,274.53
 3/31/1997      11,200.54
 6/30/1997      11,564.58
 9/30/1997      11,895.96
12/31/1997      12,205.35
 3/31/1998      12,315.23
 6/30/1998      12,449.56
 9/30/1998      12,954.97
12/31/1998      12,942.67
 3/31/1999      12,969.60
 6/30/1999      12,649.58
 9/30/1999      12,590.45
12/31/1999      12,495.15
 3/31/2000      12,882.80
 6/30/2000      13,056.99
 9/29/2000      13,369.73
 3/30/2001      14,317.03
 6/29/2001      14,302.51
 9/28/2001      14,796.22
12/31/2001      14,606.60
 3/28/2002      14,733.04
 6/28/2002      15,244.48
 9/30/2002      16,078.41
12/31/2002      16,081.50
 3/31/2003      16,186.99
 6/30/2003      16,531.41
 9/30/2003      16,472.14
12/31/2003      16,651.04
 3/31/2004      16,818.11
 6/30/2004      16,416.38
 9/30/2004      16,987.30
12/31/2004      17,080.06

Municipal Bond Fund                     $ 17,080
Lehman Brothers Municipal Bond Index    $ 19,767

$10,000 OVER 10 YEARS

This chart assumes a $10,000 investment in Class A shares of Municipal Bond Fund on December 31, 1994, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

PORTFOLIO COMPOSITION BY QUALITY RATING
(BASED ON STANDARD AND POOR'S RATINGS)

AAA                                      74.13%
AA                                       20.09
A                                         1.82
BBB                                       2.37
Cash & other assets, less liabilities     1.59

AVERAGE ANNUAL RETURNS

YEARS ENDED 12-31-04             1 YEAR        5 YEARS        10 YEARS
--------------------             ------        -------        --------
A Shares                         (2.32%)        5.43%           5.51%

B Shares                         (3.28%)        5.32%           5.21%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fee waivers and/or reimbursements reduced expenses and in the absence of such waivers, the performance quoted would be reduced.

                                                         See accompanying notes.

                                                                        SECURITY
Manager's Commentary                                         MUNICIPAL BOND FUND
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR FUND'S EXPENSES
CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                                     BEGINNING          ENDING     EXPENSES PAID
                                   ACCOUNT VALUE    ACCOUNT VALUE     DURING
                                      07-01-04       12-31-04(1)     PERIOD(2)
                                   -------------    -------------  -------------
Security Municipal Bond Fund -
Class A
  Actual                           $    1,000.00    $    1,040.40  $        5.13
  Hypothetical                          1,000.00         1,020.11           5.08
Security Municipal Bond Fund -
Class B
  Actual                                1,000.00         1,035.50           8.95
  Hypothetical                          1,000.00         1,016.34           8.87

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 4.04% and 3.55%, for Class A and B shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.00% and 1.75% for Class A and B shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments                                                 SECURITY
December 31, 2004                                            MUNICIPAL BOND FUND

                                                   PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  -----------      -----------
MUNICIPAL BONDS - 98.4%

ARIZONA - 2.0%
Arizona State Transportation Board,
   5.00% - 2013                                   $   250,000      $   277,560
                                                                   -----------
CALIFORNIA - 3.5%
California State FSA-CR, 6.00% - 2016                 200,000          238,890
Los Angeles California Regional
   Airports Revenue, 2.22% - 2025(1)                  250,000          250,000
                                                                   -----------
                                                                       488,890
                                                                   -----------
CONNECTICUT - 1.9%
Connecticut Special Tax Obligation
   Transportation Infrastructure,
   5.00% - 2023                                       250,000          266,622
                                                                   -----------
FLORIDA - 2.0%
Florida State Board of Education,
   5.00% - 2011                                       250,000          276,857
                                                                   -----------
ILLINOIS - 9.6%
Chicago, IL Board of Education,
   5.75% - 2027                                       225,000          250,846
Chicago, IL Board of Education,
   5.75% - 2027                                        25,000           27,401
Chicago, IL Midway Airport,
   5.625% - 2029                                      250,000          261,658
Cook County, IL, 5.625% - 2016                        275,000          300,424
Illinois Development Finance Authority,
   5.25% - 2012                                       220,000          246,404
Illinois Educational Facility,
   Northwestern University,
   5.50% - 2013                                       225,000          252,339
                                                                   -----------
                                                                     1,339,072
                                                                   -----------
INDIANA - 3.7%
Indiana Bond Bank, 5.00% - 2023                       500,000          519,575
                                                                   -----------
KANSAS - 2.0%
Wyandotte County, Kansas City,
   KS Unified Government Utility
   System, 5.75% - 2024                               250,000          277,877
                                                                   -----------
MARYLAND - 6.3%
Maryland State Health & Higher
   Education, 6.00% - 2017                            300,000          329,577
Northeast Maryland Waste Disposal
   Authority, 5.50% - 2016                            500,000          547,080
                                                                   -----------
                                                                       876,657
                                                                   -----------
MASSACHUSETTS - 2.8%
Massachusetts State Water Pollution
   Abatement Trust, 5.75% - 2029                       70,000           79,884
Massachusetts State Water Pollution
   Abatement Trust, 5.75% - 2029                      280,000          310,349
                                                                   -----------
                                                                       390,233
                                                                   -----------
MICHIGAN - 4.2%
Michigan State, 5.50% - 2015                          500,000          582,265
                                                                   -----------
NEVADA - 7.4%
Clark County, NV School District,
     5.50% - 2016                                   1,000,000        1,025,680
                                                                   -----------
NEW JERSEY - 7.2%
North Brunswick Township, NJ Board
     of Education, 6.30% -2013                      1,000,000        1,003,580
                                                                   -----------
NEW YORK - 19.0%
New York, NY City Municipal Water
     Finance Authority, 5.50% - 2023                  250,000          254,070
New York, NY Transitional Finance
     Authority, 5.50% - 2017                          250,000          279,448
New York State Dorm Authority,
     5.50% - 2012                                     750,000          858,203
New York State Environmental
     Facilities Corporation, 5.00% -2016              460,000          515,136

New York State Urban Development
     Corporation, 5.375% - 2025                       700,000          736,211
                                                                   -----------
                                                                     2,643,068
                                                                   -----------
OREGON - 1.9%
Umatilla County, Oregon Hospital Facility,
     5.00% - 2008                                     250,000          267,073
                                                                   -----------
PENNSYLVANIA - 4.1%
Philadelphia, PA School District,
     5.50% - 2031                                     500,000          571,435
                                                                   -----------
PUERTO RICO - 4.1%
Puerto Rico Electric Power Authority,
     5.25% - 2014                                     500,000          570,635
                                                                   -----------
TENNESSEE - 3.7%
Memphis-Shelby County, TN Airport
     Authority, 6.00% - 2024                          300,000          330,699
Tennessee Housing Development
     Agency, 6.35% - 2031                             185,000          191,952
                                                                   -----------
                                                                       522,651
                                                                   -----------
TEXAS - 6.8%
Lower Colorado River Authority, Texas,
     6.00% - 2013                                     250,000          282,330
North Harris Montgomery Community
     College, 5.375% - 2016                           500,000          553,315
North Texas Municipal Water District
     Water System, 5.00% - 2015                       105,000          115,618
                                                                   -----------
                                                                       951,263
                                                                   -----------
WASHINGTON - 6.2%
Energy Northwest Washington Electric,
     6.00% - 2016                                     500,000          578,615
Seattle, WA, 5.75% - 2028                             250,000          278,505
                                                                   -----------
                                                                       857,120
                                                                   -----------
TOTAL MUNICIPAL BONDS (cost $ 12,935,482)                           13,708,113
CASH & OTHER ASSETS, LESS LIABILITIES - 1.6%                           221,728
                                                                   -----------
TOTAL NET ASSETS - 100.0%                                           13,929,841
                                                                   ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $13,253,320.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2004.

                                                         See accompanying notes.

                                                                        SECURITY
                                                             MUNICIPAL BOND FUND

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1).....................................      $ 13,708,113
Cash.........................................................            21,046
Receivables:
   Interest..................................................           202,249
   Security Management Company...............................             7,136
Prepaid expenses.............................................            15,994
                                                                   ------------
Total assets.................................................        13,954,538
                                                                   ------------
LIABILITIES:
Payable for:
   Fund shares redeemed......................................               837
   Management fees...........................................             5,909
   Custodian fees............................................                13
   Transfer agent and administration fees....................             4,437
   Professional fees.........................................             7,160
   12b-1 distribution plan fees..............................             3,410
   Other.....................................................             2,931
                                                                   ------------
Total liabilities............................................            24,697
                                                                   ------------
NET ASSETS...................................................      $ 13,929,841
                                                                   ============
NET ASSETS CONSIST OF:
Paid in capital..............................................      $ 13,477,775
Accumulated undistributed net investment income..............             1,989
Accumulated net realized loss on sales of investments........          (322,554)
Net unrealized appreciation in value of investments..........           772,631
                                                                   ------------
Net assets...................................................      $ 13,929,841
                                                                   ============

CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized)...................         1,263,319
Net assets...................................................      $ 13,212,391
Net asset value and redemption price per share...............      $      10.46
                                                                   ============
Offering price per share (net asset value
   divided by 95.25%)........................................      $      10.98
                                                                   ============

CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized)...................            68,503
Net assets...................................................      $    717,450
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge)....................................      $      10.47
                                                                   ============

(1) Investments, at cost.....................................      $ 12,935,482

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
   Interest..................................................      $    662,753
                                                                   ------------
   Total investment income...................................           662,753
                                                                   ------------
EXPENSES:
   Management fees...........................................            71,092
   Custodian fees............................................               416
   Transfer/maintenance fees.................................            21,250
   Administration fees.......................................            24,910
   Directors' fees...........................................            25,241
   Professional fees.........................................            10,999
   Reports to shareholders...................................             2,235
   Registration fees.........................................            31,708
   Other expenses............................................             7,027
   12b-1 distribution plan fees - Class A....................            33,579
   12b-1 distribution plan fees - Class B....................             7,869
                                                                   ------------
   Total expenses............................................           236,326
   Less: Reimbursement of expenses - Class A.................           (82,823)
          Reimbursement of expenses - Class B................            (4,759)
          Earnings credit....................................              (682)
                                                                   ------------
   Net expenses..............................................           148,062
                                                                   ------------
   Net investment income.....................................           514,691
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss during the period on:

   Investments...............................................            (4,714)
                                                                   ------------
   Realized loss.............................................            (4,714)
                                                                   ------------
Net change in unrealized depreciation during the period on:
   Investments...............................................          (170,246)
                                                                   ------------
   Unrealized depreciation...................................          (170,246)
                                                                   ------------
   Net loss..................................................          (174,960)
                                                                   ------------
   Net increase in net assets resulting from operations......      $    339,731
                                                                   ============

                                                         See accompanying notes.

                                                                        SECURITY
Statement of Changes in Net Assets                           MUNICIPAL BOND FUND

                                                                                YEAR ENDED         YEAR ENDED
                                                                               DECEMBER 31,       DECEMBER 31,
                                                                                  2004               2003
                                                                               ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income..................................................     $    514,691       $    563,834
   Net realized gain (loss) during the year on investments................           (4,714)           351,518
   Net change in unrealized depreciation during the year on investments...         (170,246)          (376,094)
                                                                               ------------       ------------
   Net increase in net assets resulting from operations...................          339,731            539,258
                                                                               ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A..............................................................         (481,008)          (553,093)
     Class B..............................................................          (22,142)           (35,571)
                                                                               ------------       ------------
   Total distributions to shareholders....................................         (503,150)          (588,664)
                                                                               ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
     Class A..............................................................          503,887         14,548,378
     Class B..............................................................           43,568            100,907
   Distributions reinvested
     Class A..............................................................          281,358            321,753
     Class B..............................................................           20,081             31,830
   Cost of shares redeemed
     Class A..............................................................       (1,138,095)       (15,673,226)
     Class B..............................................................         (261,176)          (833,749)
                                                                               ------------       ------------
   Net decrease from capital share transactions...........................         (550,377)        (1,504,107)
                                                                               ------------       ------------
   Net decrease in net assets.............................................         (713,796)        (1,553,513)
                                                                               ------------       ------------
NET ASSETS:
   Beginning of period....................................................       14,643,637         16,197,150
                                                                               ------------       ------------
   End of period..........................................................     $ 13,929,841       $ 14,643,637
                                                                               ============       ============

   Accumulated undistributed net investment income at end of period.......     $      1,989       $          -
                                                                               ============       ============

CAPITAL SHARE ACTIVITY:
   Shares sold
     Class A..............................................................           47,953          1,387,929
     Class B..............................................................            4,138              9,469
   Shares reinvested
     Class A..............................................................           26,976             30,537
     Class B..............................................................            1,923              3,016
   Shares redeemed
     Class A..............................................................         (109,057)        (1,495,530)
     Class B..............................................................          (24,948)           (78,681)

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital stock outstanding               SECURITY
throughout each period                                       MUNICIPAL BOND FUND

                                                                                                        YEAR ENDED,
                                                                                                        DECEMBER 31,
CLASS A                                                        2004          2003        2002        2001         2000
------------------------------------------------------       --------      --------    -------     --------      -------
PER SHARE DATA

Net asset value, beginning of period                         $  10.57      $  10.60    $ 10.15     $  10.20      $  9.48
                                                             --------      --------    -------     --------      -------
Income (loss) from investment operations:
Net investment income(c)                                         0.38          0.38       0.45         0.43         0.45
Net gain (loss) on securities (realized and unrealized)         (0.11)        (0.01)      0.55        (0.05)        0.72
                                                             --------      --------    -------     --------      -------
Total from investment operations                                 0.27          0.37       1.00         0.38         1.17
                                                             --------      --------    -------     --------      -------
Less distributions:
Dividends from net investment income                            (0.38)        (0.40)     (0.43)       (0.43)       (0.45)
Distributions from realized gains                                   -             -      (0.12)           -            -
                                                             --------      --------    -------     --------      -------
Total distributions                                             (0.38)        (0.40)     (0.55)       (0.43)       (0.45)
                                                             --------      --------    -------     --------      -------
Net asset value, end of period                               $  10.46      $  10.57    $ 10.60     $  10.15      $ 10.20
                                                             ========      ========    =======     ========      =======
TOTAL RETURN(a)                                                  2.58%         3.55%     10.11%        3.79%       12.66%
                                                             --------      --------    -------     --------      -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $ 13,212        13,718    $14,567     $  15,67      $16,679
                                                             --------      --------    -------     --------      -------
Ratios to average net assets:
Net investment income (loss)                                     3.66%         3.61%      4.09%        4.20%        4.60%
Total expenses                                                   1.00%         1.01%      1.00%        0.99%        1.00%
Gross expenses(b)                                                1.62%         1.34%      1.26%        1.17%        1.16%
Net expenses(d)                                                  1.00%         1.00%      1.00%        0.99%        1.00%
                                                             --------      --------    -------     --------      -------
Portfolio turnover rate                                            17%           57%        50%          54%          52%

                                                                                                                YEAR ENDED,
                                                                                                               DECEMBER 31,
CLASS B                                                         2004           2003           2002           2001       2000
------------------------------------------------------       ----------     ----------     ----------      --------   --------
PER SHARE DATA

Net asset value, beginning of period                         $    10.59     $    10.62     $    10.16      $  10.22   $   9.50
                                                             ----------     ----------     ----------      --------   --------
Income (loss) from investment operations:
Net investment income (loss)(c)                                    0.31           0.31           0.36          0.35       0.38
Net gain (loss) on securities (realized and unrealized)           (0.13)         (0.02)          0.57         (0.05)      0.71
                                                             ----------     ----------     ----------      --------   --------
Total from investment operations                                   0.18           0.29           0.93          0.30       1.09
                                                             ----------     ----------     ----------      --------   --------
Less distributions:
Dividends from net investment income                              (0.30)         (0.32)         (0.35)        (0.36)     (0.37)
Distributions from realized gains                                     -              -          (0.12)            -          -
                                                             ----------     ----------     ----------      --------   --------
Total distributions                                               (0.30)         (0.32)         (0.47)        (0.36)     (0.37)
                                                             ----------     ----------     ----------      --------   --------
Net asset value, end of period                               $    10.47     $    10.59     $    10.62      $  10.16   $  10.22
                                                             ==========     ==========     ==========      ========   ========
TOTAL RETURN(a)                                                    1.72%          2.82%          9.37%         2.91%     11.79%
RATIOS/SUPPLEMENTAL DATA
                                                             ----------     ----------     ----------      --------   --------
Net assets, end of period (in thousands)                     $      717     $      926     $    1,630      $  1,766   $  1,605
                                                             ----------     ----------     ----------      --------   --------
Ratios to average net assets:
Net investment income (loss)                                       2.91%          2.88%          3.34%         3.45%      3.85%
Total expenses                                                     1.75%          1.76%          1.75%         1.74%      1.75%
Gross expenses(b)                                                  2.36%          2.08%          2.01%         1.93%      1.96%
Net expenses(d)                                                    1.75%          1.75%          1.75%         1.74%      1.75%
                                                             ----------     ----------     ----------      --------   --------
Portfolio turnover rate                                              17%            57%            50%           54%        52%
                                                             ----------     ----------     ----------      --------   --------

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SECURITY
outstanding throughout each period                           MUNICIPAL BOND FUND

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction of custodian expenses.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
MANAGERS' COMMENTARY                                   DIVERSIFIED INCOME SERIES
FEBRUARY 15, 2005                                                    (unaudited)
                                                           [SECURITY FUNDS LOGO]

                                       Advisor, Security Management Company, LLC

[PHOTO OF STEVEN M. BOWSER]

Stewen M. Bowser
Portfolio Manager

[PHOTO OF CHRISTOPHER L. PHALEN]

Christopher L. Phalen Portfolio Manager

TO OUR SHAREHOLDERS:

December 31, 2004 marked the fifth consecutive year in which the fixed income markets produced positive returns for investors. 2004 will be recalled as a solid year for bonds, despite the predictions of higher interest rates from most prognosticators in January. The equity market outpaced bonds for the second consecutive year, but bonds have outperformed equities during this half-decade by more than 12% - the first time since the early 1970s. The Diversified Income Series advanced 3.37% for the year 2004.(1) The benchmark Lehman Brothers Aggregate Bond Index gained 4.34% over the same period.

FIXED INCOME PERFORMANCE IN 2004

Action from the Federal Reserve's Open Market Committee (FOMC) became apparent the last half of 2004, as they raised short-term interest rates by 125 basis points (in 25 basis point increments) over the course of five meetings. Despite this fact, the overall yield curve actually flattened (short rates increased while the longer rates fell), enabling fixed income portfolios to continue to provide positive returns. 2004 will be remembered as the "bearish bond market that never came." The top investment grade fixed income performers of 2005 were corporate bonds, followed closely by mortgage-backed securities.

The majority of the negative variance from the benchmark by the Series can be attributed to the flattening of the yield curve. The Series was overweight in the intermediate part of the curve, namely the 5- to 10-year maturity range, due to overweight allocations to corporate bonds and mortgage-backed securities. Portfolios that are "barbelled," or more concentrated in the "tails" of the curve, namely the shorter 2-year and longer 30-year bonds perform much better in flattening scenarios. Portfolios of more intermediate maturities suffer performance in these instances and the Series was no different.

The Series held an over weight position of corporate bonds and mortgage-backed securities in 2004 due to the expectations of rising interest rates. These securities have additional yield, or "spread" versus U.S. Treasuries and are more able to offset the negative impact of a rising interest rate environment. However, the rise in interest rates only affected the shortest part of the yield curve and not the longer maturities. These issues continued to outperform through this period. The Series did not contain enough of the longer maturity bonds versus the index - as we felt the impending rise in interest rates would negatively impact these issues. But as said before, the bear market never materialized in the magnitude we expected.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year, the Diversified Income Series held 47% mortgage-backed securities, 31% investment grade corporate issues, 5% U.S. Treasury issues, 16% Federal agency securities, and 0% cash. This represents an overweight position in corporate bonds and mortgage backed securities, and an underweight position in U.S. Treasuries.

OUTLOOK FOR 2005

Overall, the economic indicators point to a relatively positive year in 2005 for the U.S. economy. We continue to expect the U.S. economy to grow at a healthy rate (consensus 3.6% GDP growth) and the Federal Reserve should continue to increase interest rates in order to control inflation. We also expect corporate profitability to remain positive, although we expect the growth rate will slow. The positive outlook for the economy is not without some risks. Investors remain concerned about foreign countries financing our trade deficit, our government budget deficit, potential fall in the dollar and the debt burden of the average consumer. In this environment, our strategy is expected to continue focusing on overweighting corporate bonds and mortgage-backed securities to take advantage of their yield advantage over U.S. treasuries. The one caveat we have with this strategy is that the current valuation of corporate bonds is relatively high (or in other words - overvalued), so a reduction to this allocation may be in order at some point during the year. We plan to maintain a duration less than the benchmark due to the continued concern with rising interest rates.

Sincerely,

Steven M. Bowser and Christopher L. Phalen Portfolio Managers

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduced fund expenses and in the absence of such waivers, the performance quoted would be less.

                                                            SECURITY INCOME FUND
Managers' Commentary                                   DIVERSIFIED INCOME SERIES
February 15, 2005                                                    (unaudited)

PERFORMANCE

DIVERSIFIED INCOME SERIES VS. LEHMAN BROTHERS AGGREGATE BONDS INDEX

[PERFORMANCE GRAPH]


                   DIVERSIFIED INCOME INVESTMENT INFORMATION


DATE             value
----------     ---------
LEHMAN BROTHERS AGGREGATE BOND INDEX

  12/31/94     10,000.00
   3/31/95     10,504.40
   6/30/95     11,144.44
   9/30/95     11,363.64
  12/31/95     11,847.61
   3/31/96     11,636.27
   6/30/96     11,702.71
   9/30/96     11,918.19
  12/31/96     12,275.86
   3/31/97     12,207.67
   6/30/97     12,657.35
   9/30/97     13,078.07
  12/31/97     13,463.36
   3/31/98     13,672.47
   6/30/98     13,992.06
   9/30/98     14,583.44
  12/31/98     14,632.60
   3/31/99     14,558.24
   6/30/99     14,429.98
   9/30/99     14,528.79
  12/31/99     14,511.10
   3/31/00     14,831.44
  06/30/00     15,088.48
  09/30/00     15,543.87
  12/31/00     16,198.86
   3/31/01     16,689.16
   6/30/01     16,782.31
   9/30/01     17,556.88
  12/31/01     17,563.34
   3/31/02     17,580.58
   6/30/02     18,231.22
   9/30/02     19,067.63
  12/31/02     19,366.99
   3/31/03     19,636.20
   6/30/03     20,127.12
   9/30/03     20,098.07
  12/31/03     20,162.53
   3/31/04     20,697.40
   6/30/04     20,193.08
   9/30/04     20,838.61
  12/31/04     21,037.32



DATE                  value
----------          ---------
DIVERSIFIED INCOME SERIES

12/31/1994           9,525.00
 3/31/1995           9,936.51
 6/30/1995          10,666.03
 9/29/1995          10,967.86
12/29/1995          11,594.56
 3/29/1996          11,208.95
 6/28/1996          11,220.89
 9/30/1996          11,443.68
12/31/1996          11,738.12
 3/31/1997          11,649.28
 6/30/1997          12,026.13
 9/30/1997          12,444.50
12/31/1997          12,815.21
 3/31/1998          12,993.96
 6/30/1998          13,330.74
 9/30/1998          13,930.42
12/31/1998          13,978.20
 3/31/1999          13,751.33
 6/30/1999          13,535.58
 9/30/1999          13,552.64
12/31/1999          13,472.00
 3/31/2000          13,706.31
 6/30/2000          13,840.62
 9/29/2000          14,223.33
12/29/2000          14,773.06
 3/30/2001          15,187.10
 6/29/2001          15,206.12
 9/28/2001          15,847.62
12/31/2001          15,852.98
 3/28/2002          15,820.51
 6/28/2002          16,371.37
 9/30/2002          17,052.19
12/31/2002          17,283.94
 3/31/2003          17,482.39
 6/30/2003          17,893.43
 9/30/2003          17,760.20
12/31/2003          17,753.09
 3/31/2004          18,167.35
 6/30/2004          17,684.03
 9/30/2004          18,171.26
12/31/2004          18,351.22

DIVERSIFIED INCOME SERIES               $ 18,351
LEHMAN BROTHERS AGGREGATE BOND INDEX    $ 21,037

$10,000 OVER 10 YEARS

This chart assumes a $10,000 investment in Class A shares of Diversified Income Series on December 31, 1994, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

PORTFOLIO COMPOSITION BY QUALITY RATING
(BASED ON STANDARD AND POOR'S RATINGS)

AAA                                          67.37%
AA                                            4.70
A                                            13.04
BBB                                          13.68
BB                                            0.19
B                                             0.18
Cash & other assets, less liabilities         0.84

AVERAGE ANNUAL RETURNS

                                                                 SINCE
PERIODS ENDED 12-31-04   1 YEAR      5 YEARS     10 YEARS      INCEPTION
----------------------   ------      -------     --------      ---------
A Shares                 (1.54%)       5.34%       6.28%          N/A

B Shares                 (2.40%)       5.26%       6.00%          N/A

C Shares                  1.61%         N/A         N/A          5.77%
                                                               (5-1-00)

-----------------
The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduc-tion of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Managers' Commentary                                   DIVERSIFIED INCOME SERIES
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                                BEGINNING       ENDING      EXPENSES PAID
                              ACCOUNT VALUE  ACCOUNT VALUE     DURING
                                07-01-04      12-31-04(1)     PERIOD(2)
                              -------------  -------------  -------------
Diversified Income Series -
Class A
   Actual                     $    1,000.00  $   1,037.70   $       4.87
   Hypothetical                    1,000.00      1,020.36           4.82

Diversified Income Series -
Class B
   Actual                          1,000.00      1,037.90           8.71
   Hypothetical                    1,000.00      1,016.59           8.62

Diversified Income Series -
Class C
   Actual                          1,000.00      1,034.00           8.69
   Hypothetical                    1,000.00      1,016.59           8.62

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 3.77%, 3.79% and 3.40%, for
    Class A, B and C class shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (0.95%, 1.70% and 1.70% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                       SECURITY INCOME FUND
Schedule of Investments                           DIVERSIFIED INCOME SERIES
December 31, 2004

                                               PRINCIPAL            MARKET
                                                AMOUNT               VALUE
CORPORATE BONDS - 30.5%

AIRLINES - 1.1%

Delta Air Lines, Inc.:
   7.779% - 2005                              $   19,000           $   17,473
   9.50% - 2008(1)                               231,000              214,253
Qantas Airways, Ltd.,
   5.125% - 2013(1)                              350,000              346,564
Southwest Airlines Company,
   7.875% - 2007                                 450,000              492,609
                                                                   ----------
                                                                    1,070,899
                                                                   ----------
AUTOMOTIVE - 1.8%

Ford Motor Credit Company:
   6.50% - 2007                                  300,000              311,954
   5.80% - 2009                                  300,000              306,643
General Motors Corporation,
   8.80% - 2021                                  650,000              703,370
Johnson Controls, Inc.,
   4.875% - 2013                                 350,000              354,555
                                                                   ----------
                                                                    1,676,522
                                                                   ----------
BANKING - 3.3%

BCH Cayman Islands, Ltd.,
   7.70% - 2006                                  300,000              318,415
Bank of America Corporation,
   7.80% - 2010                                  300,000              348,870
BankBoston Capital Trust,
   3.04% - 20283                                 700,000              675,010
Chase Capital III, 2.95% - 2027(3)               700,000              662,030
Danske Bank A/S, 7.40% - 2010(1,3)               475,000              514,359
Key Bank N.A., 7.00% - 2011                      300,000              337,205
US Central Credit Union, 2.70% - 2009            295,455              289,935
                                                                   ----------
                                                                    3,145,824
                                                                   ----------
BROKERAGE - 1.1%

Credit Suisse First Boston USA,
   6.125% - 2011                                 300,000              327,143
Legg Mason, Inc., 6.75% - 2008                   350,000              381,163
Waddell & Reed Financial, Inc.,
   7.50% - 2006                                  300,000              311,184
                                                                   ----------
                                                                    1,019,490
                                                                   ----------
BUILDING MATERIALS - 0.7%

CRH America, Inc., 6.95% - 2012                  300,000              341,956
Masco Corporation, 5.875% - 2012                 300,000              321,509
                                                                   ----------
                                                                      663,465
                                                                   ----------
CHEMICALS - 0.9%

PPG Industries, Inc., 7.40% - 2019               350,000              418,100
Pioneer Hi-Bred International, Inc.,
   5.75% - 2009                                  375,000              399,027
                                                                   ----------
                                                                      817,127
                                                                   ----------
CONSUMER PRODUCTS - 0.4%

Newell Rubbermaid, Inc., 6.75% - 2012            300,000              341,830
                                                                   ----------

DIVERSIFIED MANUFACTURING - 1.8%

General Electric Company,
   5.00% - 2013                                  300,000              307,790
Hutchison Whampoa International,
   Ltd., 5.45% - 2010(1)                         650,000              673,191
Tyco International Group, 7.00% - 2028           350,000              406,923
United Technologies Corporation,
   6.35% - 2011                                  300,000              334,217
                                                                   ----------
                                                                    1,722,121
                                                                   ----------
ELECTRIC - 1.4%

Arizona Public Service Company,

   6.375% - 2011                                 300,000              330,736
Calpine Corporation, 8.75% - 2007                 25,000               21,875
Cincinnati Gas & Electric Company,
   5.70% - 2012                                  300,000              317,829
National Rural Utilities, 5.50% - 2005           300,000              300,262
Oncor Electric Delivery Company,
   6.375% - 2015                                 300,000              330,548
                                                                   ----------
                                                                    1,301,250
                                                                   ----------
ENERGY - INDEPENDENT - 0.8%

Devon Financing Corporation, ULC,

   6.875% - 2011                                 300,000              339,767
Pancanadian Petroleum, 6.30% - 2011              350,000              384,539
                                                                   ----------
                                                                      724,306
                                                                   ----------
ENERGY - INTEGRATED - 0.4%

Conoco, Inc., 6.95% - 2029                       350,000              413,299
                                                                   ----------
ENTERTAINMENT - 1.3%

Liberty Media Corporation,
   7.875% - 2009                                 350,000              390,061
Time Warner, Inc., 6.875% - 2018                 350,000              395,758
Viacom, Inc., 5.625% - 2007                      400,000              418,200
                                                                   ----------
                                                                    1,204,019
                                                                   ----------
FINANCIAL COMPANIES - CAPTIVE - 0.3%

General Motors Acceptance Corporation,
   6.125% - 2006                                 300,000              307,555
                                                                   ----------
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER -
   0.7%

Countrywide Capital, 8.00% - 2026                300,000              315,205
SLM Corporation, 5.05% - 2014                    325,000              326,777
                                                                   ----------
                                                                      641,982
                                                                   ----------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED
   - 1.7%

CIT Group, Inc., 7.625% - 2005                   150,000              154,321
Core Investment Grade Trust,
   4.727% - 2007                               1,100,000            1,125,476
General Electric Capital Corporation,
   5.875% - 2012                                 300,000              324,605
                                                                   ----------
                                                                    1,604,402
                                                                   ----------

                                                         See accompanying notes.
                                       13

                                                            SECURITY INCOME FUND
Schedule of Investments                                DIVERSIFIED INCOME SERIES
December 31, 2004

                                                   PRINCIPAL           MARKET
                                                    AMOUNT             VALUE
CORPORATE BONDS (CONTINUED)

FINANCIAL - OTHER - 0.3%
Abbey National plc, 6.69% - 2005                 $   300,000         $  307,479
                                                                     ----------
FOOD & BEVERAGE - 0.4%
Fosters Brewing Group, 6.875% - 2011(1)              300,000            338,495
                                                                     ----------
GAMING - 0.2%
Park Place Entertainment,
   7.875% - 2005                                     175,000            181,562
                                                                     ----------
HEALTH CARE - 0.4%
Anthem, Inc., 6.80% - 2012                           300,000            339,623
                                                                     ----------
INDUSTRIAL - OTHER - 0.4%
Eaton Corporation, 5.75% - 2012                      325,000            350,628
                                                                     ----------
INSURANCE - LIFE - 0.1%
Transamerica Capital II, 7.65% - 2026(1)             100,000            112,390
                                                                     ----------
INSURANCE - PROPERTY & CASUALTY - 0.5%
Nationwide Mutual Insurance Company,
   8.25% - 2031(1)                                   400,000            494,352
                                                                     ----------
MEDIA - CABLE - 2.0%
Comcast Corporation, 5.30% - 2014                    325,000            335,177
Cox Communications, Inc.,
   6.40% - 2008                                      300,000            321,704
Cox Enterprises, Inc., 4.375% - 2008(1)              300,000            299,728
Jones Intercable, Inc., 7.625% - 2008                275,000            304,273
Lenfest Communications, Inc.,
   10.50% - 2006                                     250,000            273,523
Time Warner Entertainment,
   7.25% - 2008                                      300,000            333,295
                                                                     ----------
                                                                      1,867,700
                                                                     ----------
MEDIA - NONCABLE - 0.7%
Clear Channel Communications, Inc.,
   4.625% - 2008                                     300,000            304,635
Thomson Corporation, 4.75% - 2010                    650,000            662,079
                                                                     ----------
                                                                        966,714
                                                                     ----------
PHARMACEUTICALS - 0.4%
Eli Lilly & Company, 7.125% - 2025                   300,000            362,585
                                                                     ----------
PIPELINES - 1.4%
Consolidated Natural Gas Company,
   6.625% - 2013                                     350,000            390,801
Duke Energy Field Services Corporation,
   7.50% - 2005                                      300,000            307,926
Express Pipeline LP, 6.47% - 2013(1)                 286,933            297,395
Kinder Morgan Energy, 7.50% - 2010                   300,000            346,790
                                                                     ----------
                                                                      1,342,912
                                                                     ----------
RAILROADS - 0.8%
Canadian National Railway Company,
   6.25% - 2034                                      700,000            757,438
                                                                     ----------
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Reckson Operating Partnership,
   5.15% - 2011                                      700,000            706,049
                                                                     ----------

RETAILERS - 0.8%
May Department Stores Company,
   3.95% - 2007                                      350,000            350,591
Tandy Corporation, 6.95% - 2007                      400,000            432,886
                                                                     ----------
                                                                        783,477
                                                                     ----------
SERVICES - 0.2%
American Eco Corporation,
   9.625% - 2008*(4,5)                                25,000                  -
MasTec, Inc., 7.75% - 2008                           150,000            145,875
                                                                     ----------
                                                                        145,875
                                                                     ----------
SUPERMARKETS - 0.5%
Safeway, Inc., 6.50% - 2008                          400,000            433,144
                                                                     ----------
TECHNOLOGY - 0.8%
Pitney Bowes, Inc., 5.875% - 2006                    350,000            361,152
Science Applications International
   Corporation, 7.125% - 2032                        300,000            353,366
                                                                     ----------
                                                                        714,518
                                                                     ----------
TELECOMMUNICATIONS - WIRELESS - 0.6%
America Movil S.A. de C.V.,
   5.50% - 2014                                      250,000            246,976
Vodafone Airtouch, 7.625% - 2005                     350,000            352,041
                                                                     ----------
                                                                        599,017
                                                                     ----------
TRANSPORTATION SERVICES - 1.6%
Erac USA Finance Company:
   7.35% - 20081                                     350,000            386,656
   6.70% - 20341                                   1,000,000          1,086,068
                                                                     ----------
                                                                      1,472,724
                                                                     ----------
TOTAL CORPORATE BONDS
   (cost $27,505,034)                                                28,930,773
                                                                     ----------

MORTGAGE BACKED SECURITIES - 47.3%

U.S. GOVERNMENT SPONSORED AGENCIES - 43.4%
Federal Home Loan Mortgage Corporation:

#E01378, 5.00% - 2018                              2,152,943          2,188,126
#E01488, 5.00% - 2018                              1,645,606          1,672,498
#E01538, 5.00% - 2018                              1,705,091          1,732,956
#C44050, 7.00% - 2030                                 43,346             45,955
#C01172, 6.50% - 2031                                 81,077             85,096
#C01210, 6.50% - 2031                                 89,916             94,439
#C50964, 6.50% - 2031                                 82,397             86,481
#C50967, 6.50% - 2031                                 34,290             36,015
#C01277, 7.00% - 2031                                165,078            174,878
#C01292, 6.00% - 2032                                318,853            329,834
#C62801, 6.00% - 2032                                195,333            202,060
#C01287, 6.50% - 2032                                236,126            247,830
#C76358, 5.00% - 2033                              1,508,871          1,502,977
#C78238, 5.50% - 2033                              1,548,679          1,574,721
#A16943, 6.00% - 2033                              1,528,715          1,579,877
#G08014, 5.00% - 2034                              1,987,609          1,975,127
#G08015, 5.50% - 2034                              1,966,702          1,999,216
#A17903, 6.00% - 2034                              1,573,609          1,626,354

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                                DIVERSIFIED INCOME SERIES
December 31, 2004

                                                 PRINCIPAL          MARKET
                                                  AMOUNT            VALUE
MORTGAGE BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association:
   #2544732, 5.50% - 2017                      $   1,871,207     $   1,935,946
   #720714, 4.50% - 2018                           1,674,050         1,672,491
   #750465, 5.00% - 2018                           1,711,930         1,740,968
   #780952, 4.00% - 2019                           2,015,164         1,968,452
   #252806, 7.50% - 2029                              60,845            65,216
   #252874, 7.50% - 2029                              55,394            59,373
   #535277, 7.00% - 2030                              52,713            55,859
   #190307, 8.00% - 2030                              33,179            35,976
   #253356, 8.00% - 2030                              40,398            43,804
   #541735, 8.00% - 2030                              34,447            37,351
   #585348, 6.50% - 2031                              69,128            72,520
   #254477, 5.50% - 2032                             728,688           740,180
   #254198, 6.00% - 2032                             459,515           475,405
   #254377, 6.00% - 2032                             629,912           652,215
   #666750, 6.00% - 2032                             678,934           702,412
   #254346, 6.50% - 2032                             247,166           259,294
   #545691, 6.50% - 2032                             332,482           348,795
   #659790, 6.50% - 2032                             263,932           277,028
   #640008, 7.00% - 2032                             173,692           184,057
   #702879, 5.00% - 2033                           1,671,734         1,661,927
   #709805, 5.00% - 2033                           1,397,116         1,388,920
   #688328, 5.50% - 2033                           1,276,270         1,296,794
   #689108, 5.50% - 2033                             744,500           756,960
   #709748, 5.50% - 2033                           1,627,996         1,655,243
   #713971, 5.50% - 2033                           1,462,650         1,486,171
   #754903, 5.50% - 2033                           1,428,454         1,450,383
   #725033, 6.00% - 2034                           1,294,717         1,339,370
   #255554, 5.50% - 2035                           1,600,000         1,625,290
                                                                    ----------
                                                                    41,142,840
                                                                    ----------

U.S. GOVERNMENT AGENCY SECURITIES - 1.9%
Government National Mortgage Association:

   #313107, 7.00% - 2022                             132,609           140,923
   #328618, 7.00% - 2022                              21,025            22,344
   #352022, 7.00% - 2023                              65,602            69,716
   #369303, 7.00% - 2023                              66,932            71,129
   #347017, 7.00% - 2024                              54,436            57,849
   #371006, 7.00% - 2024                              33,830            35,952
   #371012, 7.00% - 2024                              49,211            52,296
   #780454, 7.00% - 2026                              83,747            88,998
   #464356, 6.50% - 2028                              67,258            70,816
   #462680, 7.00% - 2028                              58,402            62,064
   #518436, 7.25% - 2029                              52,433            56,020
   #491492, 7.50% - 2029                              59,528            63,930
   #510704, 7.50% - 2029                              72,627            77,998
   #781079, 7.50% - 2029                              32,554            34,961
   #479229, 8.00% - 2030                              24,853            26,966
   #479232, 8.00% - 2030                              35,199            38,192
   #508342, 8.00% - 2030                              69,483            75,391
   #538285, 6.50% - 2031                              98,425           103,632
   #564472, 6.50% - 2031                             211,920           223,278
   #552324, 6.50% - 2032                             168,993           177,933
   II #1260, 7.00% - 2023                             13,373            14,166
   II #1849, 8.50% - 2024                              8,848             9,623
   II #2320, 7.00% - 2026                             31,616            33,490
   II #2270, 8.00% - 2026                             26,179            28,291
   II #2445, 8.00% - 2027                             30,525            32,987
   II #2689, 6.50% - 2028                             41,643            43,755
   II #2616, 7.00% - 2028                             41,083            43,517
   II #2909, 8.00% - 2030                             37,874            40,929
                                                                 -------------
                                                                     1,797,146
                                                                 -------------
NON-AGENCY SECURITIES - 2.0%
Chase Commercial Mortgage Securities
  Corporation:
      1997-1 B, 7.37% - 2007 CMO                   1,500,000         1,612,444
      1998-1 B, 6.56% - 2008 CMO                     225,000           244,195
Global Rate Eligible Asset Trust
   1998-A, 7.33% - 2006(5)                            41,815                 -
                                                                 -------------
                                                                     1,856,639
                                                                 -------------
TOTAL MORTGAGE BACKED SECURITIES
       (cost $44,467,996)                                           44,796,625
                                                                 -------------

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 16.3%

Federal Farm Credit Bank,
   5.45% - 2013                                    1,000,000         1,066,833

Federal Home Loan Bank:
   2.50% - 2006                                    1,000,000           993,414
   6.375% - 2006                                     800,000           840,009

Federal Home Loan Mortgage Corporation:
   2.850% - 2007                                   2,000,000         1,977,978
   6.625% - 2009                                   1,000,000         1,118,341

Federal National Mortgage Association:
   7.49% - 2005                                      285,000           287,263
   7.65% - 2005                                      250,000           252,393
   7.875% - 2005                                     500,000           503,778
   3.00% - 2006(2)                                 1,800,000         1,802,032
   6.00% - 2008                                      400,000           430,416
   6.375% - 2009                                   1,500,000         1,654,939
   6.625% - 2009                                   1,000,000         1,116,574
   5.50% - 2011                                    1,000,000         1,072,351
   7.00% - 2020                                       76,594            79,841
   6.625% - 2030                                     250,000           297,916
   7.125% - 2030                                   1,000,000         1,257,867

Financing Corporation,
   9.65% - 2018                                      500,000           733,521
                                                                    ----------
                                                                    15,485,466
                                                                    ----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES
   (cost $14,481,965)                                               15,485,466

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                                DIVERSIFIED INCOME SERIES
December 31, 2004

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
U.S. GOVERNMENT SECURITIES - 5.1%
U.S. Treasury Bond,
   5.375% - 2031                                 $  1,000,000       $   1,081,328

U.S. Treasury Notes:
   4.625% - 2006                                    1,000,000           1,023,047
   6.25% - 2007                                     1,500,000           1,596,563
   6.50% - 2010                                     1,000,000           1,132,148
                                                                    -------------
                                                                        4,833,086
                                                                    -------------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $4,582,921)                                                    4,833,086
                                                                    -------------
TOTAL INVESTMENTS - 99.2%
   (cost $91,037,916)                                                  94,045,950
CASH & OTHER ASSETS, LESS LIABILITIES - 0.8%                              796,527
                                                                    -------------
TOTAL NET ASSETS - 100.0%                                           $  94,842,477
                                                                    =============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $92,429,103.

*Non-income producing security

CMO (Collateralized Mortgage Obligation)

plc (public limited company)

(1) Security is a 144A series. The total market value of 144A securities is $4,763,450 (cost $4,480,770), or 5.0% of total net assets.

(2) Security is a step bond. Rate indicated is rate effective at December 31, 2004.

(3) Variable rate security. Rate indicated is rate effective December 31, 2004.

(4) Security is in default due to bankruptcy.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% or net assets.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
                                                       DIVERSIFIED INCOME SERIES

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value1..........................   $   94,045,950
Receivables:
   Fund shares sold.............................           33,177
   Interest.....................................          908,321
Prepaid expenses ...............................           19,365
                                                   --------------
Total assets....................................       95,006,813
                                                   --------------
LIABILITIES:
Cash overdraft..................................           23,265
Payable for:
   Fund shares redeemed.........................            6,193
   Management fees..............................           29,106
   Custodian fees ..............................              575
   Transfer agent and administration fees ......           29,609
   Professional fees............................            7,792
   12b-1 distribution plan fees.................           59,235
   Other........................................            8,561
                                                   --------------
Total liabilities...............................          164,336
                                                   --------------
NET ASSETS......................................   $   94,842,477
                                                   ==============
NET ASSETS CONSIST OF:
Paid in capital.................................   $   99,860,407
Accumulated net investment loss.................         (552,162)
Accumulated net realized loss
   on sales of investments......................       (7,473,802)
Net unrealized appreciation
   in value of investments......................
                                                        3,008,034
                                                   --------------
Net assets .....................................   $   94,842,477
                                                   ==============
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized)......       15,830,988
Net assets......................................   $   75,292,299
Net asset value and redemption price
   per share....................................   $         4.76
                                                   ==============
Offering price per share (net asset value
   divided by 95.25%)...........................   $         5.00
                                                   ==============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized)......        3,025,479
Net assets......................................   $   14,331,453
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge)............   $         4.74
                                                   ==============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized)......        1,103,746
Net assets......................................   $    5,218,725
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge)............   $         4.73
                                                   ==============
(1)Investments, at cost.........................   $   91,037,916

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends..................................    $      17,625
  Interest...................................        4,869,531
                                                 -------------
  Total investment income....................        4,887,156
                                                 -------------
EXPENSES:
  Management fees............................          333,499
  Custodian fees.............................            8,022
  Transfer/maintenance fees..................          258,403
  Administration fees........................           95,497
  Directors' fees ...........................            3,581
  Professional fees .........................           13,549
  Reports to shareholders....................           13,057
  Registration fees..........................           39,104
  Other expenses.............................            6,463
  12b-1 distribution plan fees - Class A ....          191,789
  12b-1 distribution plan fees - Class B ....          131,240
  12b-1 distribution plan fees - Class C ....           54,462
                                                 -------------
  Total expenses.............................        1,148,666
  Less: Reimbursement of expenses - Class A            (83,897)
        Reimbursement of expenses - Class B            (14,435)
        Reimbursement of expenses - Class C             (5,875)
                                                 -------------
  Net expenses...............................        1,044,459
                                                 -------------
  Net investment income......................        3,842,697
                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss during the period on
  Investments................................         (173,715)
                                                 -------------
  Realized loss..............................         (173,715)
                                                 -------------
Net change in unrealized depreciation
  during the period on Investments...........         (689,342)
                                                 -------------
  Unrealized depreciation....................         (689,342)
                                                 -------------
  Net loss...................................         (863,057)
                                                 -------------
  Net increase in net assets
    resulting from operations................    $   2,979,640
                                                 =============

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Statement of Changes in Net Assets                     DIVERSIFIED INCOME SERIES

                                                                                 YEAR ENDED          YEAR ENDED
                                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                              -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income....................................................  $       3,842,697   $       3,931,606
   Net realized gain (loss) during the period on investments................           (173,715)            130,607
   Net change in unrealized depreciation during the period on investments...           (689,342)         (1,568,329)
                                                                              -----------------   -----------------
   Net increase in net assets resulting from operations.....................          2,979,640           2,493,884
                                                                              -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A...............................................................         (3,473,423)         (3,217,166)
      Class B...............................................................           (504,874)           (657,724)
      Class C...............................................................           (207,103)           (217,243)
                                                                              -----------------   -----------------
   Total distributions to shareholders......................................         (4,185,400)         (4,092,133)
                                                                              -----------------   -----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A...............................................................         20,132,166          67,407,259
      Class B...............................................................          6,958,364           7,584,770
      Class C...............................................................          1,459,722           4,528,548
   Distributions reinvested
      Class A...............................................................          2,998,350           2,656,615
      Class B...............................................................            473,120             619,506
      Class C...............................................................            192,657             201,205
   Cost of shares redeemed
      Class A...............................................................        (24,824,137)        (59,426,786)
      Class B...............................................................         (5,835,767)        (15,368,517)
      Class C...............................................................         (2,198,352)         (3,667,625)
                                                                              -----------------   -----------------
   Net increase (decrease) from capital share transactions..................           (643,877)          4,534,975
                                                                              -----------------   -----------------
   Net increase (decrease) in net assets....................................         (1,849,637)          2,936,726
                                                                              -----------------   -----------------

NET ASSETS:
   Beginning of period......................................................         96,692,114          93,755,388
                                                                              -----------------   -----------------
   End of period............................................................  $      94,842,477   $      96,692,114
                                                                              =================   =================
   Accumulated net investment loss at end of period.........................  $        (552,162)  $         (56,124)
                                                                              =================   =================
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A...............................................................          4,206,848          13,817,711
      Class B...............................................................          1,459,436           1,553,908
      Class C...............................................................            307,396             929,547
   Shares reinvested
      Class A...............................................................            629,350             546,822
      Class B...............................................................             99,693             127,876
      Class C...............................................................             40,652              41,662
   Shares redeemed
      Class A...............................................................         (5,170,948)        (12,185,960)
      Class B...............................................................         (1,220,488)         (3,171,755)
      Class C...............................................................           (462,503)           (759,585)

                                                         See accompanying notes.

Financial Highlights                                        SECURITY INCOME FUND
                                                       DIVERSIFIED INCOME SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                                   YEAR ENDED
                                                                                                   DECEMBER 31,
CLASS A                                                    2004      2003       2002    2001(g)      2000(e)
------------------------------------------------------   --------   -------   --------  -------    ------------
PER SHARE DATA
Net asset value, beginning of period                     $   4.82   $  4.90   $   4.73  $  4.66    $       4.52
                                                         --------   -------   --------  -------    ------------
Income (loss) from investment operations:
Net investment income (loss)(c)                              0.20      0.20       0.24     0.26            0.28
Net gain (loss) on securities (realized and unrealized)     (0.04)    (0.07)      0.18     0.07            0.14
                                                         --------   -------   --------  -------    ------------
Total from investment operations                             0.16      0.13       0.42     0.33            0.42
                                                         --------   -------   --------  -------    ------------
Less distributions:
Dividends from net investment income                        (0.22)    (0.21)     (0.25)   (0.26)          (0.28)
Distributions from realized gains                               -         -          -        -               -
                                                         --------   -------   --------  -------    ------------
Total distributions                                         (0.22)    (0.21)     (0.25)   (0.26)          (0.28)
                                                         --------   -------   --------  -------    ------------
Net asset value, end of period                           $   4.76   $  4.82   $   4.90  $  4.73    $       4.66
                                                         ========   =======   ========  =======    ============
TOTAL RETURN(a)                                              3.37%     2.72%      9.04%    7.33%           9.68%
                                                         --------   -------   --------  -------    ------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                 $ 75,292   $77,950   $ 68,489  $59,168    $     63,293
                                                         --------   -------   --------  -------    ------------
Ratios to average net assets:
Net investment income (loss)                                 4.18%     4.17%      4.98%    5.57%           6.18%
Total expenses                                               0.95%     0.95%      0.95%    0.95%           0.96%
Gross expenses(b)                                            1.06%     1.04%      1.02%    1.04%           1.19%
Net expenses(d)                                              0.95%     0.95%      0.95%    0.95%           0.96%
                                                         --------   -------   --------  -------    ------------
Portfolio turnover rate                                        44%       45%        33%      38%             71%

                                                                                                   YEAR ENDED
                                                                                                   DECEMBER 31,
CLASS B                                                    2004      2003       2002    2001(g)      2000(e)
------------------------------------------------------   --------   -------   --------  -------    ------------
PER SHARE DATA
Net asset value, beginning of period                     $   4.80   $  4.88   $   4.71  $  4.65    $       4.51
                                                         --------   -------   --------  -------    ------------
Income (loss) from investment operations:
Net investment income (loss)(c)                              0.16      0.17       0.20     0.22            0.23
Net gain (loss) on securities (realized and unrealized)     (0.04)    (0.08)      0.18     0.07            0.16
                                                         --------   -------   --------  -------    ------------
Total from investment operations                             0.12      0.09       0.38     0.29            0.39
                                                         --------   -------   --------  -------    ------------
Less distributions:
Dividends from net investment income                        (0.18)    (0.17)     (0.21)   (0.23)          (0.25)
Distributions from realized gains                               -         -          -        -               -
                                                         --------   -------   --------  -------    ------------
Total distributions                                         (0.18)    (0.17)     (0.21)   (0.23)          (0.25)
                                                         --------   -------   --------  -------    ------------
Net asset value, end of period                           $   4.74   $  4.80   $   4.88  $  4.71    $       4.65
                                                         ========   =======   ========  =======    ============

TOTAL RETURN(a)                                              2.60%     1.96%      8.29%    6.36%           8.89%
                                                         --------   -------   --------  -------    ------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                 $ 14,331   $12,902   $ 20,365  $13,685    $     13,850
                                                         --------   -------   --------  -------    ------------
Ratios to average net assets:
Net investment income (loss)                                 3.43%     3.43%      4.22%    4.83%           5.40%
Total expenses                                               1.70%     1.70%      1.70%    1.70%           1.71%
Gross expenses(b)                                            1.81%     1.79%      1.77%    1.79%           2.02%
Net expenses(d)                                              1.70%     1.70%      1.70%    1.70%           1.71%
                                                         --------   -------   --------  -------    ------------
Portfolio turnover rate                                        44%       45%        33%      38%             71%
                                                         --------   -------   --------  -------    ------------

                                                         See accompanying notes.

Financial Highlights                                        SECURITY INCOME FUND
                                                       DIVERSIFIED INCOME SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                                   YEAR ENDED,
                                                                                                   DECEMBER 31,
CLASS C                                                    2004       2003     2002(h)  2001(g)     2000(f)
-------------------------------------------------------  --------   -------   --------  -------    ------------
PER SHARE DATA
Net asset value, beginning of period                     $   4.79   $  4.87   $   4.70  $  4.65    $       4.42
                                                         --------   -------   --------  -------    ------------
Income (loss) from investment operations:
Net investment income (loss)(c)                              0.16      0.17       0.19     0.21            0.21
Net gain (loss) on securities (realized and unrealized)     (0.04)    (0.07)      0.19     0.08            0.19
                                                         --------   -------   --------  -------    ------------
Total from investment operations                             0.12      0.10       0.38     0.29            0.40
                                                         --------   -------   --------  -------    ------------
Less distributions:
Dividends from net investment income                        (0.18)    (0.18)     (0.21)   (0.24)          (0.17)
Distributions from realized gains                               -         -          -        -               -
                                                         --------   -------   --------  -------    ------------
Total distributions                                         (0.18)    (0.18)     (0.21)   (0.24)          (0.17)
                                                         --------   -------   --------  -------    ------------
Net asset value, end of period                           $   4.73   $  4.79   $   4.87  $  4.70    $       4.65
                                                         ========   =======   ========  =======    ============

TOTAL RETURN(a)                                              2.61%     1.98%      8.30%    6.30%           7.88%
                                                         --------   -------   --------  -------    ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  5,219   $ 5,840   $  4,901  $ 1,760    $        442
                                                         --------   -------   --------  -------    ------------
Ratios to average net assets:
Net investment income (loss)                                 3.43%     3.42%      4.18%    4.84%           5.32%
Total expenses                                               1.70%     1.70%      1.70%    1.69%           1.67%
Gross expenses(b)                                            1.81%     1.80%      1.77%    1.79%           1.84%
Net expenses(d)                                              1.70%     1.70%      1.70%    1.69%           1.67%
                                                         --------   -------   --------  -------    ------------
Portfolio turnover rate                                        44%       45%        33%      38%             40%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction to custodian expenses.

(e) Portfolio turnover calculation excludes the portfolio investments in the Limited Maturity Series and Corporate Bond Series prior to merger.

(f) Class C shares were initially offered for sale on May 1, 2000. Percentage amounts for the period, except for total return, have been annualized.

(g) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01% to 0.18%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(h) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Manager's Commentary                                           HIGH YIELD SERIES
February 15, 2005                                                    (unaudited)
--------------------------------------------------------------------------------
                                                           [SECURITY FUNDS LOGO]
                                       Advisor, Security Management Company, LLC

[PHOTO OF DAVID TOUSSAINT PORTFOLIO MANAGER]

TO OUR SHAREHOLDERS:

The high yield market's strong momentum from 2003 carried over into 2004 helping the market to record another year of double-digit returns. The U.S. economic expansion continued and corporate profits improved which helped push corporate default rates lower. The high yield market, as measured by the Lehman Brothers High Yield Index, was able to produce an 11.10% return for the year and was able to outperform most equity indices for the fifth straight year. The High Yield Series was up 10.96%.1

CONTINUED STRONG PERFORMANCE IN 2004

For the year, high yield bonds significantly outperformed other fixed income asset class returns with government bonds at 3.5%, higher quality corporate bonds at 5.2%, and leveraged bank loans at 4.6%. Despite the interest rate moves by the Fed during the year, investors continued to have a strong appetite for risk as they reached for higher yielding investments. The lower quality CCC-rated bonds, coming of a very strong 2003, continued to do well and after having a strong fourth quarter, were able to outperform the higher quality BB-rated bonds by 4.2% for the year.

During the second half of 2004, the High Yield Series moved to an overweight of lower quality rated bonds to enhance the yield and to take advantage of the healthy economy and declining corporate default rate. Over the past few years, lower rated bonds have become a larger part of the market and the four largest issuers in the high yield index are CCC-rated. The high yield corporate default rate, after peaking in January 2002 at 11.6%, finished the year at 2.7%, down from 5.4% in January 2004. The dramatic decline in the default rate has caused bond yield spreads over Treasuries to fall significantly, thereby causing bond prices to increase and resulting in higher returns. High yield corporate bond spreads tightened throughout the year and were within reach of historic lows at year end.

SEARCH FOR YIELD PROVES SUCCESSFUL

The Series move to overweight lower quality issues helped the series to perform well. The Series typically invests in higher quality bonds but with the improving economy, a short-term overweight to lower quality proved to be successful. One component of this overweight was the Series exposure to the metals sector. One holding in particular, AK Steel, contributed significantly to returns by producing a 26% return as steel prices appreciated sharply due to strong demand from China. Another contributor to performance was the Series holdings in lower quality companies in the energy sector. As oil prices rose, companies such as El Paso, an exploration and production company, and Petro Geo, an oilfield services company, returned 18% and 14%, respectively. Another successful strategy during the year was to invest in industrial companies such as Goodyear Tire and Shaw Group. As the economy gained strength, so did these companies. Finally, Nextel Communications, a holding for the past five years, continued to perform well in 2004 by returning 18%, capped off with its announcement near year end that it was being acquired by Sprint Corporation.

CHEMICAL UNDERWEIGHT AND DEFENSIVE HOLDINGS SLIGHTLY UNDERPERFORMED MARKET

The Series biggest detractor from performance was its underweight to the chemical sector. The rising oil and natural gas prices did not hurt the chemical companies as they were able to pass on their higher input costs to customers by raising prices. Another factor dampening performance was the Series investment in lower yielding securities such as shorter maturity bonds and cash holdings. The Series was positioned for increases in yields on longer dated Treasuries. This did not come to fruition so the lower yields on these securities caused them to underperform the overall market.

OUTLOOK AND STRATEGY FOR 2005

For 2005, the economy is expected to maintain its current growth rate and the corporate default rate is expected to decline further to below 2% by mid-2005, which is expected to mark the bottom of the credit cycle. Default rates are expected to trend upward thereafter, and are forecasted to end 2005 around 2.7%. Therefore, the search for yield through the lower quality credits is expected to continue in the short term. However, we believe the amount of lower quality issuance over the last two years may cause the default rate to increase modestly into 2006. With this in mind, the Series may move back into higher quality corporate bonds later in 2005.

Sincerely,

David Toussaint
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of sales charge or taxes a shareholder would pay on distributions or redemptions of shares.

                                                            SECURITY INCOME FUND
Manager's Commentary                                           HIGH YIELD SERIES
February 15, 2005                                                    (unaudited)

PERFORMANCE

HIGH YIELD SERIES VS. LEHMAN BROTHERS HIGH YIELD INDEX

                                  [PERFORMANCE GRAPH]

                        HIGH YIELD INVESTMENT INFORMATION

DATE             value
----------     ---------
LEHMAN BROTHERS HIGH YIELD VALUE INDEX
    8/5/96     10,000.00
   9/30/96     10,351.60
  12/31/96     10,713.39
   3/31/97     10,833.03
   6/30/97     11,336.46
   9/30/97     11,851.52
  12/31/97     12,081.46
   3/31/98     12,487.78
   6/30/98     12,625.65
   9/30/98     12,050.69
  12/31/98     12,307.03
   3/31/99     12,533.43
   6/30/99     12,566.52
   9/30/99     12,386.91
  12/31/99     12,589.80
   3/31/00     12,295.73
  06/30/00     12,437.20
  09/30/00     12,507.18
  12/31/00     11,851.92
   3/31/01     12,604.41
   6/30/01     12,317.36
   9/30/01     11,796.11
  12/31/01     12,477.29
   3/31/02     12,687.30
   6/30/02     11,878.19
   9/30/02     11,529.80
  12/31/02     12,306.90
   3/31/03     13,243.88
   6/30/03     14,581.95
   9/30/03     14,985.63
  12/31/03     15,871.49
   3/31/04     16,243.91
   6/30/04     16,087.61
   9/30/04     16,867.08
  12/31/04     17,639.12




    DATE             value
----------          ---------
HIGH YIELD SERIES
  8/6/1996           9,525.00
 9/30/1996           9,781.13
12/31/1996          10,019.35
 3/31/1997          10,194.64
 6/30/1997          10,599.53
 9/30/1997          11,003.32
12/31/1997          11,278.65
 3/31/1998          11,641.71
 6/30/1998          11,747.59
 9/30/1998          11,547.45
12/31/1998          11,835.90
 3/31/1999          11,951.34
 6/30/1999          11,911.59
 9/30/1999          11,778.78
12/31/1999          11,770.53
 3/31/2000          11,539.45
 6/30/2000          11,534.45
 9/29/2000          11,686.67
12/29/2000          11,408.90
 3/30/2001          11,935.96
 6/29/2001          11,704.42
 9/28/2001          11,206.81
12/31/2001          11,966.49
 3/28/2002          12,272.56
 6/28/2002          11,738.61
 9/30/2002          11,178.30
12/31/2002          11,764.15
 3/31/2003          12,300.92
 6/30/2003          13,392.56
 9/30/2003          13,729.67
12/31/2003          14,307.86
 3/31/2004          14,653.42
 6/30/2004          14,531.64
 9/30/2004          15,105.25
12/31/2004          15,874.54


                   High Yield Series $15,875
                   Lehman Brothers High Yield Index $17,639

                              $10,000 OVER 10 YEARS

This chart assumes a $10,000 investment in Class A shares of High Yield Series on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

PORTFOLIO COMPOSITION BY QUALITY RATING (BASED ON STANDARD AND POOR'S RATINGS)

BBB                                     0.97%

BB                                     21.58

B                                      49.93

CCC                                    12.46

CC                                      1.56

NR                                      6.60

Preferred Stocks                        0.50

Common Stocks                           3.10

Cash & Other assets, less liabilities   3.30

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04                                    SINCE
                               1 YEAR      5 YEARS      INCEPTION
                               ------      -------      ----------
A Shares                        5.66%       5.17%           5.68%

B Shares                        5.09%       5.06%           5.49%

C Shares                        9.12%        N/A            6.37%
                                                         (5-1-00)

----------------
The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Manager's Commentary                                           HIGH YIELD SERIES
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                            BEGINNING           ENDING        EXPENSES PAID
                          ACCOUNT VALUE     ACCOUNT VALUE        DURING
                            07-01-04         12-31-04(1)        PERIOD(2)
                          -------------     -------------     -------------
High Yield Series -
Class A
   Actual                   $1,000.00         $1,092.50         $    8.15
   Hypothetical              1,000.00          1,017.34              7.86
                            ---------         ---------         ---------
High Yield Series -
Class B
   Actual                    1,000.00          1,089.00             12.08
   Hypothetical              1,000.00          1,013.57             11.64
                            ---------         ---------         ---------
High Yield Series -
Class C
   Actual                    1,000.00          1,088.40             12.07
   Hypothetical              1,000.00          1,013.57             11.64

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 9.25%, 8.90% and 8.84%,
      for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.55%, 2.30% and 2.30% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2004                                              HIGH YIELD SERIES

                                                PRINCIPAL
                                                AMOUNT OR
                                                 NUMBER             MARKET
                                                OF SHARES           VALUE
CONVERTIBLE BONDS - 7.8%

AIRLINES - 2.2%
Continental Airlines, Inc.,
    4.50% - 2007                               $ 1,175,000        $  984,062
                                                                  ----------
AUTOMOTIVE - 0.8%
Sonic Automotive, Inc., 5.25% - 2009               350,000           348,250
                                                                  ----------
CONSTRUCTION MACHINERY - 1.3%
United Rentals, Inc., 1.875% - 2023                575,000           577,875
                                                                  ----------
ELECTRIC UTILITIES - 2.2%
AES Corporation, 4.50% - 2005                      950,000           954,750
                                                                  ----------
MEDIA - CABLE - 0.7%
Mediacom Communications Corporation,
    5.25% - 2006                                   325,000           320,125
                                                                  ----------
TELECOMMUNICATIONS - WIRELESS - 0.6%
Nextel Communications, Inc.,
    5.25% - 2010                                   250,000           255,938
                                                                  ----------
TOTAL CONVERTIBLE BONDS
    (cost $ 3,279,364)                                             3,441,000
                                                                  ----------

PREFERRED STOCK - 0.5%

PUBLISHING - 0.5%
Primedia, Inc. (Cl.D)                                2,100           210,000
                                                                  ----------
TOTAL PREFERRED STOCK
    (cost $ 129,862)                                                 210,000
                                                                  ----------

COMMON STOCKS - 3.1%

HEALTH CARE FACILITIES - 1.1%
Service Corporation International*                  63,947           476,405
                                                                  ----------
REAL ESTATE INVESTMENT TRUSTS - 1.3%
Bimini Mortgage Management, Inc.*                   15,250           244,915
HomeBanc Corporation*                               32,700           316,536
                                                                  ----------
                                                                     561,451
                                                                  ----------

WIRELESS TELECOMMUNICATION SERVICE - 0.7%
Nextel Communications, Inc.*                        11,000           330,000
                                                                  ----------
TOTAL COMMON STOCKS
    (cost $ 1,194,813)                                             1,367,856
                                                                  ----------

CORPORATE BONDS - 85.3%

AEROSPACE & DEFENSE - 3.2%
BE Aerospace, Inc., 8.875% - 2011                  375,000           391,875
Esterline Technologies Corporation,
    7.75% - 2013                                   350,000           382,375
K&F Acquisition, Inc., 7.75% - 2014(4)             100,000           103,250
Sequa Corporation, 9.00% - 2009                    125,000           140,938
Vought Aircraft Industries, Inc.,
    8.00% - 2011                                   400,000           389,000
                                                                  ----------
                                                                   1,407,438
                                                                  ----------

AIRLINES - 1.6%

Delta Air Lines, Inc., 7.70% - 2005                650,000           601,250
Pegasus Aviation Lease Securitization,
    8.42% - 2030(5)                                244,615                 -
United Air Lines, Inc., 7.73% - 2010(3)             99,974            88,857
                                                                  ----------
                                                                     690,107
                                                                  ----------
AUTOMOTIVE - 1.8%
Adesa, Inc., 7.625% - 2012                         250,000           263,750
Allied Holdings, Inc., 8.625% - 2007               225,000           180,281
Group 1 Automotive, Inc., 8.25% - 2013             100,000           106,250
Lear Corporation, 7.96% - 2005                      85,000            86,357
TRW Automotive, Inc., 9.375% - 2013                134,000           155,440
                                                                  ----------
                                                                     792,078
                                                                  ----------
BANKING - 0.6%
E*Trade Financial Corporation,
    8.00% - 2011(4)                                200,000           215,000
FCB/NC Capital Trust I, 8.05% - 2028                50,000            51,084
                                                                  ----------
                                                                     266,084
                                                                  ----------
BUILDING MATERIALS - 2.9%
Building Materials Corporation:
    7.75% - 2005                                   209,000           212,657
    8.00% - 2007                                   450,000           465,750
    8.00% - 2008                                   175,000           180,250
Goodman Global Holdings,
    7.875% - 2012(4)                               200,000           198,000
THL Buildco, Inc., 8.50% - 2014(4)                 200,000           209,000
                                                                  ----------
                                                                   1,265,657
                                                                  ----------
CHEMICALS - 1.1%
ISP Holdings, Inc., 10.625% - 2009                 200,000           221,500
United Agri Products, 8.25% - 2011(4)              226,000           242,385
                                                                  ----------
                                                                     463,885
                                                                  ----------
CONSTRUCTION MACHINERY - 3.2%
Case New Holland, Inc., 9.25% - 2011(4)            350,000           389,375
Navistar International Corporation,
    7.50% - 2011                                   250,000           268,125
Shaw Group, Inc., 10.75% - 2010                    700,000           771,750
                                                                  ----------
                                                                   1,429,250
                                                                  ----------
CONSUMER PRODUCTS - 1.0%
Sealy Mattress Company, 8.25% - 2014               250,000           265,000
WH Holdings/WH Capital, 9.50% - 2011               150,000           165,000
                                                                  ----------
                                                                     430,000
                                                                  ----------
ELECTRIC - 3.1%
CMS Energy Corporation, 7.50% - 2009               175,000           186,375
Calpine Corporation, 8.75% - 2007                  125,000           109,375
East Coast Power LLC:
    6.737% - 2008                                   29,835            31,159
    7.066% - 2012                                   56,347            60,360
Edison Mission Energy, 10.00% - 2008               450,000           516,375
NRG Energy, Inc., 8.00% - 2013(4)                  250,000           272,500
Reliant Energy, Inc., 6.75% - 2014                 100,000            99,375
Texas Genco LLC, 6.875% - 2014(4)                  100,000           103,375
                                                                  ----------
                                                                   1,378,894
                                                                  ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2004                                              HIGH YIELD SERIES

                                             PRINCIPAL        MARKET
                                               AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

ENERGY - INDEPENDENT - 4.0%
El Paso Production Holding Company,
    7.75% - 2013                             $  250,000     $  261,875
Houston Exploration, 7.00% - 2013                50,000         53,000
Magnum Hunter Resources, Inc.,
    9.60% - 2012                                532,000        603,820
Range Resources Corporation,
    7.375% - 2013                               175,000        187,688
Stone Energy Corporation,
    6.75% - 2014(4)                             100,000         99,750
TransMontaigne, Inc., 9.125% - 2010             500,000        542,500
                                                            ----------
                                                             1,748,633
                                                            ----------
ENERGY - INTEGRATED - 0.4%
Petrobras International Finance Company:
    9.00% - 2008(1)                              75,000         88,313
    9.125% - 2013                                75,000         85,125
                                                            ----------
                                                               173,438
                                                            ----------
ENTERTAINMENT - 3.1%
Blockbuster, Inc., 9.00% - 2012(4)              200,000        197,500
Cinemark USA, Inc., 9.00% - 2013                350,000        399,437
Marquee Holdings, Inc.,
    0.00% - 2014(1,4)                           750,000        506,250
Speedway Motorsports, Inc.,
    6.75% - 2013                                250,000        263,125
                                                            ----------
                                                             1,366,312
                                                            ----------
ENVIRONMENTAL - 1.9%
Allied Waste North America:
    8.875% - 2008                               150,000        160,500
    6.50% - 2010                                500,000        490,000
Casella Waste Systems, Inc.,
    9.75% - 2013                                100,000        110,500
Great Lakes Dredge & Dock Company,
    7.75% - 2013                                100,000         91,000
                                                            ----------
                                                               852,000
                                                            ----------
FINANCIAL - OTHER - 0.7%
Arch Western Finance, 6.75% - 2013              300,000        309,750
                                                            ----------
FOOD & BEVERAGE - 6.7%
ASG Consolidated LLC/Finance, Inc.,
    0.00% - 2011(1,4)                           800,000        510,000
Canandaigua Brands, Inc.,
    8.625% - 2006                               241,000        257,267
Dean Foods Company, 8.15% - 2007                650,000        708,500
Dole Foods Company, Inc.:
    7.25% - 2010                                350,000        359,625
    8.875% - 2011                                50,000         54,375
Land O' Lakes, Inc., 8.75% - 2011               725,000        721,375
Pinnacle Foods Holding, Inc.,
    8.25% - 2013(4)                             375,000        357,188
                                                            ----------
                                                             2,968,330
                                                            ----------

GAMING - 5.1%
American Casino & Entertainment,
    7.85% - 2012                                200,000        212,500
Harrah's Operating Company, Inc.,
    7.875% - 2005                               525,000        546,000
MGM Grand, Inc., 6.95% - 2005                   125,000        125,313
MGM Mirage, Inc., 6.75% - 2012                  375,000        394,687
Mandalay Resort Group, 6.50% - 2009             200,000        211,000
Mirage Resorts, Inc., 6.625% - 2005             125,000        125,312
Mohegan Tribal Gaming, 6.375% - 2009            250,000        256,875
Park Place Entertainment, 7.875% - 2005         175,000        181,563
Station Casinos, Inc., 6.00% - 2012             200,000        203,750
                                                            ----------
                                                             2,257,000
                                                            ----------
HEALTH CARE - 5.4%
Alderwoods Group, Inc., 7.75% - 2012(4)         100,000        108,000
Fisher Scientific International, Inc.,
    8.00% - 2013                                500,000        567,500
HCA, Inc., 6.375% - 2015                        200,000        200,810
Hanger Orthopedic Group,
    10.375% - 2009                              600,000        619,500
Healthsouth Corporation, 8.50% - 2008           225,000        233,437
Inverness Medical Innovations, Inc.,
    8.75% - 2012(4)                             250,000        261,250
Rural/Metro Corporation,
    7.875% - 2008                               100,000         96,000
Stewart Enterprises, Inc.,
    10.75% - 2008                               250,000        270,625
                                                            ----------
                                                             2,357,122
                                                            ----------
INDUSTRIAL - OTHER - 1.9%
Coleman Cable, Inc., 9.875% - 2012(4)           100,000        106,250
Corrections Corporation of America,
    7.50% - 2011                                 50,000         53,437
Iron Mountain, Inc.:
    8.25% - 2011                                250,000        257,812
    7.75% - 2015                                 25,000         25,375
Usec, Inc., 6.625% - 2006                       400,000        406,000
                                                            ----------
                                                               848,874
                                                            ----------
INSURANCE - LIFE - 0.2%
Genamerica Capital, Inc., 8.525% - 2027(4)       75,000         83,962
                                                            ----------
INSURANCE - PROPERTY & CASUALTY - 0.4%
Fairfax Financial Holdings, 7.75% - 2012        175,000        178,500
                                                            ----------
LODGING - 0.9%
Starwood Hotels & Resorts,
    7.375% - 2007(1)                            150,000        159,938
Sun International Hotels,
    8.875% - 2011                               200,000        218,500
                                                            ----------
                                                               378,438
                                                            ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2004                                              HIGH YIELD SERIES

                                                 PRINCIPAL       MARKET
                                                  AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

MEDIA - CABLE - 2.8%
CSC Holdings, Inc.:
    7.25% - 2008                                $  125,000     $  131,875
    6.75% - 2012(4)                                175,000        180,250
Cablevision Systems Corporation,
    6.669% - 2009(2,4)                             500,000        530,000
Charter Communications Holdings, Inc., LLC:
    8.625% - 2009                                  100,000         86,750
    11.125% - 2011                                 200,000        181,000
Shaw Communications, Inc.,
    7.25% - 2011                                   125,000        137,813
                                                               ----------
                                                                1,247,688
                                                               ----------
MEDIA - NONCABLE - 2.9%
Entercom Radio Capital, 7.625% - 2014               75,000         80,719
Intelsat, Ltd., 7.625% - 2012                      750,000        729,375
RH Donnelley Finance Corporation:
    8.875% - 2010                                  200,000        223,000
    10.875% - 2012                                 125,000        148,438
USA Networks, Inc., 6.75% - 2005                    75,000         77,078
                                                               ----------
                                                                1,258,610
                                                               ----------
METALS & MINING - 2.7%
AK Steel Corporation, 7.875% - 2009                775,000        789,531
Asarco, Inc., 7.875% - 2013                        100,000         85,000
Asia Aluminum Holdings, Ltd.,
    8.00% - 2011(4)                                200,000        202,000
Bulong Operations, 12.50% - 2008(3,5)               75,000              -
Imco Recycling, 9.00% - 2014(4)                    100,000        104,000
                                                               ----------
                                                                1,180,531
                                                               ----------
OIL FIELD SERVICES - 5.5%
BRL Universal Equipment,
    8.875% - 2008                                  525,000        551,906
Hanover Compressor Company,
    9.00% - 2014                                   100,000        111,250
Key Energy Services, Inc.,
    8.375% - 2008                                  200,000        209,500
North America Energy Partner,
    8.75% - 2011                                   150,000        153,000
Parker Drilling Company:
    10.125% - 2009                                 550,000        577,500
    7.15% - 2010(2,4)                              325,000        340,438
Petroleum Geo-Services:
    8.00% - 2006                                   150,000        153,000
    10.00% - 2010                                  300,000        342,000
                                                               ----------
                                                                2,438,594
                                                               ----------
PACKAGING - 4.2%
Ball Corporation, 6.875% - 2012                    500,000        537,500
Owens-Brockway Glass Containers,
    7.75% - 2011                                    50,000         54,125
Owens-Illinois, Inc., 8.10% - 2007                 675,000        718,875
Solo Cup Company, 8.50% - 2014                     500,000        520,000
                                                               ----------
                                                                1,830,500
                                                               ----------
PAPER - 1.9%
Appleton Papers, Inc., 8.125% - 2011               200,000        215,500
Boise Cascade, LLC:
    5.005% - 2012(2,4)                             100,000        103,750
    7.125% - 2014(4)                               100,000        105,750
Sino-Forest Corporation,
    9.125% - 2011(4)                               375,000        409,688
                                                               ----------
                                                                  834,688
                                                               ----------
PHARMACEUTICALS - 0.8%
AmerisourceBergen Corporation,
    8.125% - 2008                                  200,000        222,500
Bergen Brunswig Corporation,
    7.25% - 2005                                   115,000        116,725
                                                               ----------
                                                                  339,225
                                                               ----------
PIPELINES - 1.3%
Northwest Pipelines Corporation,
    8.125% - 2010                                  100,000        110,625
Sonat, Inc., 7.625% - 2011                         450,000        465,750
                                                               ----------
                                                                  576,375
                                                               ----------
REFINING - 1.0%
Citgo Petroleum Corporation,
    6.00% - 2011(4)                                100,000         99,500
Crown Central Petroleum Corporation,
    10.875% - 2005                                 140,000        133,000
Frontier Oil Corporation,
    6.625% - 2011(4)                               200,000        204,000
                                                               ----------
                                                                  436,500
                                                               ----------
RETAILERS - 0.0%
Ames Department Stores, Inc.,
    10.00% - 2006(3,5)                             200,000              -
                                                               ----------
SERVICES - 0.5%
American Eco Corporation,
    9.625% - 2008(3,5)                             125,000              -
MasTec, Inc., 7.75% - 2008                         225,000        218,812
                                                               ----------
                                                                  218,812
                                                               ----------
SUPERMARKETS - 0.5%
Fleming Companies, Inc.,
    9.875% - 2012(3)                               100,000          2,375
Roundy's, Inc., 8.875% - 2012                      200,000        218,500
                                                               ----------
                                                                  220,875
                                                               ----------
TECHNOLOGY - 3.0%
Advanced Micro Devices, 7.75% - 2012(4)            550,000        572,687
Worldspan LP, 9.625% - 2011                        750,000        746,250
                                                               ----------
                                                                1,318,937
                                                               ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2004                                              HIGH YIELD SERIES

                                                   PRINCIPAL        MARKET
                                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS - WIRELESS - 2.6%
IWO Escrow Company,
    0.00% - 2015(1,4)                             $   250,000     $   155,000
Telemig Celular, 8.75% - 2009(4)                      500,000         518,750
Ubiquitel Operating Company,
    9.875% - 2011(4)                                  400,000         449,000
                                                                  -----------
                                                                    1,122,750
                                                                  -----------
TELECOMMUNICATIONS - WIRELINES - 3.5%
Exodus Communications, Inc.,
    11.625% - 2010(3,5)                               147,512               -
LCI International, Inc., 7.25% - 2007               1,475,000       1,434,437
Qwest Corporation, 7.875% - 2011(4)                   100,000         108,500
                                                                  -----------
                                                                    1,542,937
                                                                  -----------
TEXTILE - 0.6%
Invista, 9.25% - 2012(4)                              250,000         278,750
                                                                  -----------
TOBACCO - 0.1%
Dimon, Inc., 7.75% - 2013                              50,000          52,500
                                                                  -----------
TRANSPORTATION SERVICES - 2.2%
Overseas Shipholding Group, Inc.,
    8.25% - 2013                                      500,000         556,250
Stena AB:
    9.625% - 2012                                      75,000          84,750
    7.50% - 2013                                      250,000         261,875
Teekay Shipping Corporation,
    8.32% - 2008                                       80,000          81,300
                                                                  -----------
                                                                      984,175
                                                                  -----------
TOTAL CORPORATE BONDS
    (cost $36,544,085)                                             37,528,199
                                                                  -----------
REPURCHASE AGREEMENT - 2.1%

United Missouri Bank, 1.74%, dated 12-31-04,
    matures 1-03-04; repurchase amount
    of $ 916,133 (Collateralized by FHLMC,
    0.00%, 1-14-05 with a value of
    $935,115)                                         916,000         916,000
                                                                  -----------
TOTAL REPURCHASE AGREEMENT
    (cost $916,000)                                                   916,000
                                                                  -----------
TOTAL INVESTMENTS - 98.8%
    (cost $42,064,124)                                             43,463,055
CASH & OTHER ASSETS, LESS LIABILITIES - 1.2%                          541,463
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $44,004,518
                                                                  ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $41,855,919.

*Non-income producing security

(1) Security is a step bond. Rate indicated is rate effective at December 31, 2004.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2004.

(3)   Security is in default

(4) Security is a 144A Series. The total market value of 144A securities is $8,325,097 (cost $7,944,834), or 18.9% of total net assets.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% of total net assets.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
                                                               HIGH YIELD SERIES

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1)..........................                $  43,463,055
Cash .............................................                          840
Receivables:
     Fund shares sold ............................                       14,601
     Interest ....................................                      741,076
     Dividends ...................................                        5,559
Prepaid expenses .................................                       16,829
                                                                  -------------
Total assets .....................................                   44,241,960
                                                                  -------------

LIABILITIES:
Payable for:
     Securities purchased ........................                      147,715
     Fund shares redeemed ........................                       16,791
     Management fees .............................                       22,075
     Custodian fees  .............................                          474
     Transfer agent and administration fees ......                       15,960
     Professional fees ...........................                        7,120
     12b-1 distribution plan fees ................                       26,533
     Other .......................................                          774
                                                                  -------------
Total liabilities ................................                      237,442
                                                                  -------------
NET ASSETS .......................................                $  44,004,518
                                                                  =============

NET ASSETS CONSIST OF:
Paid in capital ..................................                $  43,876,963
Accumulated undistributed net investment
     income ......................................                       99,105
Accumulated net realized loss
     on sales of investments .....................                   (1,370,481)
Net unrealized appreciation in value
     of investments ..............................                    1,398,931
                                                                  -------------
Net assets  ......................................                $  44,004,518
                                                                  =============

CLASS A:
Capital shares outstanding
     (unlimited number of shares authorized) .....                    2,628,880
Net assets .......................................                $  33,393,484
Net asset value and redemption price
     per share ...................................                $       12.70
                                                                  =============
Offering price per share (net asset value
     divided by 95.25%) ..........................                $       13.33
                                                                  =============

CLASS B:
Capital shares outstanding
     (unlimited number of shares authorized) .....                      666,653
Net assets .......................................                $   8,436,734
Net asset value, offering and redemption
     price per share (excluding any applicable
     contingent deferred sales charge) ...........                $       12.66
                                                                  =============

CLASS C:
Capital shares outstanding
     (unlimited number of shares authorized) .....                      170,967
Net assets .......................................                $   2,174,300
Net asset value, offering and redemption
     price per share (excluding any applicable
     contingent deferred sales charge) ...........                $       12.72
                                                                  =============

(1) Investments, at cost .........................                $  42,064,124

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
     Dividends ...................................                $      37,016
     Interest ....................................                    2,922,227
                                                                  -------------
     Total investment income .....................                    2,959,243
                                                                  -------------
EXPENSES:
     Management fees .............................                      235,791
     Custodian fees ..............................                        6,858
     Transfer/maintenance fees ...................                      144,425
     Administration fees .........................                       42,987
     Directors' fees  ............................                        1,420
     Professional fees  ..........................                       10,671
     Reports to shareholders .....................                        3,805
     Registration fees ...........................                       32,103
     Other expenses ..............................                        4,793
     12b-1 distribution plan fees - Class A  .....                       72,307
     12b-1 distribution plan fees - Class B  .....                       84,347
     12b-1 distribution plan fees - Class C  .....                       19,410
                                                                  -------------
     Total expenses ..............................                      658,917

     Less: Earnings credits ......................                         (285)
                                                                  -------------
     Net expenses  ...............................                      658,632
                                                                  -------------
     Net investment income .......................                    2,300,611
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
     Investments .................................                      727,249
                                                                  -------------
     Realized gain ...............................                      727,249
                                                                  -------------
Net change in unrealized appreciation
     during the period on:
     Investments .................................                    1,079,012
                                                                  -------------
     Unrealized appreciation .....................                    1,079,012
                                                                  -------------
     Net gain ....................................                    1,806,261
                                                                  -------------
     Net increase in net assets
        resulting from operations ................                $   4,106,872
                                                                  =============

                                                         See accompanying notes.

Statement of Changes in Net Assets                          SECURITY INCOME FUND
                                                               HIGH YIELD SERIES

                                                                                                  YEAR ENDED       YEAR ENDED
                                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                                     2004             2003
                                                                                                -------------     -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ...................................................................    $   2,300,611     $ 1,153,374
   Net realized gain (loss) during the period on investments ...............................          727,249        (508,409)
   Net change in unrealized appreciation during the period on investments ..................        1,079,012       2,674,793
                                                                                                -------------     -----------
   Net increase in net assets resulting from operations ....................................        4,106,872       3,319,758
                                                                                                -------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
        Class A ............................................................................       (1,746,511)       (668,146)
        Class B ............................................................................         (439,760)       (350,630)
        Class C ............................................................................         (101,205)        (84,765)
   Return of capital
        Class A ............................................................................          (45,842)              -
        Class B ............................................................................          (15,118)              -
        Class C ............................................................................           (3,316)              -
                                                                                                -------------     -----------
   Total distributions to shareholders .....................................................       (2,351,752)     (1,103,541)
                                                                                                -------------     -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
        Class A ............................................................................       17,655,634      28,833,035
        Class B ............................................................................        2,913,685       4,561,756
        Class C ............................................................................          563,465       2,090,841
   Distributions reinvested
        Class A ............................................................................        1,756,690         596,524
        Class B ............................................................................          424,041         325,307
        Class C ............................................................................           79,970          66,819
   Cost of shares redeemed
        Class A ............................................................................      (13,124,177)    (10,914,814)
        Class B ............................................................................       (3,568,699)     (1,792,407)
        Class C ............................................................................         (408,828)     (1,005,027)
                                                                                                -------------     -----------
   Net increase from capital share transactions ............................................        6,291,781      22,762,034
                                                                                                -------------     -----------
   Net increase in net assets ..............................................................        8,046,901      24,978,251
                                                                                                -------------     -----------

NET ASSETS:
   Beginning of period .....................................................................       35,957,617      10,979,366
                                                                                                -------------     -----------
   End of period ...........................................................................    $  44,004,518     $35,957,617
                                                                                                =============     ===========

   Accumulated undistributed net investment income at end of period ........................    $      99,105     $    78,328
                                                                                                =============     ===========

CAPITAL SHARE ACTIVITY:
   Shares sold
        Class A ............................................................................        1,440,453       2,442,224
        Class B ............................................................................          238,674         395,141
        Class C ............................................................................           45,679         185,262

   Shares reinvested
        Class A ............................................................................          143,599          51,287
        Class B ............................................................................           34,790          28,429
        Class C ............................................................................            6,527           5,795

   Shares redeemed
        Class A ............................................................................       (1,072,501)       (940,096)
        Class B ............................................................................         (292,701)       (156,253)
        Class C ............................................................................          (33,593)        (87,479)

                                                         See accompanying notes.

Financial Highlights                                        SECURITY INCOME FUND
                                                               HIGH YIELD SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                                                                YEAR ENDED,
                                                                                                                DECEMBER 31,
CLASS A                                                             2004       2003        2002     2001(f)         2000
----------------------------------------------------------      -----------  -------     -------   --------    -------------
PER SHARE DATA
Net asset value, beginning of period                            $   12.17    $ 10.66     $ 11.68   $  12.14    $   13.65
                                                                ---------    -------     -------   --------    ---------
Income (loss) from investment operations:
Net investment income (loss)(c)                                      0.73       0.70        0.81       1.06         1.10
Net gain (loss) on securities (realized and unrealized)              0.55       1.54       (1.00)     (0.47)       (1.50)
                                                                ---------    -------     -------   --------    ---------
Total from investment operations                                     1.28       2.24       (0.19)      0.59        (0.40)
                                                                ---------    -------     -------   --------    ---------
Less distributions:
Dividends from net investment income                                (0.73)     (0.73)      (0.83)     (1.05)       (1.11)
Distributions from realized gains                                       -          -           -          -            -
Return of capital                                                   (0.02)         -           -          -            -
                                                                ---------    -------     -------   --------    ---------
Total distributions                                                 (0.75)     (0.73)      (0.83)     (1.05)       (1.11)
                                                                ---------    -------     -------   --------    ---------
Net asset value, end of period                                  $   12.70    $ 12.17     $ 10.66   $  11.68    $   12.14
                                                                =========    =======     =======   ========    =========
TOTAL RETURN(a)                                                     10.96%     21.65%      (1.66%)     4.93%       (3.03%)
                                                                ---------    -------     -------   --------    ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $  33,393    $25,777     $ 6,009   $  5,919    $   6,612
                                                                ---------    -------     -------   --------    ---------
Ratios to average net assets:
Net investment income (loss)                                         6.05%      6.40%       7.31%      8.80%        8.62%
Total expenses                                                       1.48%      1.28%       1.48%      1.09%        0.79%
Gross expenses(b)                                                    1.48%      1.28%       1.48%      1.42%        1.39%
Net expenses(d)                                                      1.48%      1.27%       1.48%      1.09%        0.79%
                                                                ---------    -------     -------   --------    ---------
Portfolio turnover rate                                                73%        61%         80%        65%          28%

                                                                                                                YEAR ENDED,
                                                                                                                DECEMBER 31,
CLASS B                                                             2004       2003        2002     2001(f)         2000
---------------------------------------------------------       -----------  -------     -------   --------    -------------
PER SHARE DATA
Net asset value, beginning of period                            $     12.14  $ 10.63     $ 11.65   $  12.11    $   13.62
                                                                -----------  -------     -------   --------    ---------
Income (loss) from investment operations:
Net investment income (loss)(c)                                        0.65     0.67        0.73       0.96         1.00
Net gain (loss) on securities (realized and unrealized)                0.53     1.48       (1.01)     (0.47)       (1.50)
                                                                -----------  -------     -------   --------    ---------
Total from investment operations                                       1.18     2.15       (0.28)      0.49        (0.50)
                                                                -----------  -------     -------   --------    ---------
Less distributions:
Dividends from net investment income                                  (0.64)   (0.64)      (0.74)     (0.95)       (1.01)
Distributions from realized gains                                         -        -           -          -            -
Return of capital                                                     (0.02)       -           -          -            -
                                                                -----------  -------     -------   --------    ---------
Total distributions                                                   (0.66)   (0.64)      (0.74)     (0.95)       (1.01)
                                                                -----------  -------     -------   --------    ---------
Net asset value, end of period                                  $     12.66  $ 12.14     $ 10.63   $  11.65    $   12.11
                                                                ===========  =======     =======   ========    =========
TOTAL RETURN (a)                                                      10.09%   20.82%      (2.40%)     4.08%       (3.77%)
                                                                -----------  -------     -------   --------    ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     8,437  $ 8,324     $ 4,450   $  4,231    $   3,914
                                                                -----------  -------     -------   --------    ---------
Ratios to average net assets:
Net investment income (loss)                                           5.31%    5.92%       6.56%      7.98%        7.77%
Total expenses                                                         2.22%    2.08%       2.23%      1.90%        1.51%
Gross expenses(b)                                                      2.22%    2.08%       2.23%      2.21%        1.84%
Net expenses(d)                                                        2.22%    2.08%       2.23%      1.90%        1.51%
                                                                -----------  -------     -------   --------    ---------
Portfolio turnover rate                                                  73%      61%         80%        65%          28%
                                                                -----------  -------     -------   --------    ---------

                                                         See accompanying notes.

Financial Highlights                                        SECURITY INCOME FUND
                                                               HIGH YIELD SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                                                                YEAR ENDED
                                                                                                                DECEMBER 31,
CLASS C                                                     2004         2003         2002          2001(f)       2000(e)
-------------------------------------------------------  ----------    -------      --------      ----------    ------------
PER SHARE DATA

Net asset value, beginning of period                     $    12.19    $ 10.67      $  11.69      $  12.16      $   12.90
                                                         ----------    -------      --------      --------      ---------
Income (loss) from investment operations:
Net investment income (loss)(c)                                0.65       0.66          0.73          0.81           0.62
Net gain (loss) on securities (realized and unrealized)        0.54       1.50         (1.01)        (0.33)         (0.69)
                                                         ----------    -------      --------      --------      ---------
Total from investment operations                               1.19       2.16         (0.28)         0.48          (0.07)
                                                         ----------    -------      --------      --------      ---------
Less distributions:
Dividends from net investment income                          (0.64)     (0.64)        (0.74)        (0.95)         (0.67)
Distributions from realized gains                                 -          -             -             -              -
Return of capital                                             (0.02)         -             -             -              -
                                                         ----------    -------      --------      --------      ---------
Total distributions                                           (0.66)     (0.64)        (0.74)        (0.95)         (0.67)
                                                         ----------    -------      --------      --------      ---------
Net asset value, end of period                           $    12.72    $ 12.19      $  10.67      $  11.69      $   12.16
                                                         ==========    =======      ========      ========      =========
TOTAL RETURN(a)                                               10.12%     20.82%        (2.39%)        4.04%         (1.24%)
                                                         ----------    -------      --------      --------      ---------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                 $    2,174    $ 1,857      $    520      $    368      $      50
                                                         ----------    -------      --------      --------      ---------
Ratios to average net assets:
Net investment income (loss)                                   5.31%      5.85%         6.60%         7.60%          8.05%
Total expenses                                                 2.22%      2.08%         2.24%         2.11%          1.58%
Gross expenses(b)                                              2.22%      2.08%         2.24%         2.25%          2.02%
Net expenses(d)                                                2.22%      2.07%         2.24%         2.11%          1.58%
                                                         ----------    -------      --------      --------      ---------
Portfolio turnover rate                                          73%        61%           80%           65%            39%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction to custodian expenses.

(e) Class C shares were initially offered for sale on May 1, 2000. Percentage amounts for the period, except for total return, have been annualized.

(f) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01% to 0.18%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Managers' Commentary                                   INCOME OPPORTUNITY SERIES
February 15, 2005                                                    (unaudited)

                          Subadvisor, Four Corners
                          Capital Management, LLC

                                          [FOUR CORNERS CAPITAL MANAGEMENT LOGO]

[PHOTO OF MICHAEL P. MCADAMS]  [PHOTO OF ROBERT I. BERNSTEIN]

   Michael P. McAdams           Robert I. Bernstein
   Portfolio Manager            Portfolio Manager

TO OUR SHAREHOLDERS:

The Income Opportunity Series (the "Series") was launched on March 31, 2004. The investment objective of the Series is to seek a high level of current income. The Series seeks to meet this objective by investing primarily in U.S. dollar-denominated floating rate senior secured corporate loans ("Senior Loans.") Senior Loans are typically used to finance, in part, leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases as well as fund corporate growth. While the Series investments are typically rated below investment grade by credit rating agencies, they benefit from being secured by collateral and holding one of the most senior positions within a borrower's capital structure. Senior loan issuers also pay a floating rate of interest based on a spread over bank corporate lending rates, which helps minimize the impact of interest rate fluctuations. Thus, income received by the Series is, over time, expected to rise and fall with increases and decreases in the general level of short-term interest rates.

PERFORMANCE REVIEW

During the nine months ended December 31, 2004, the Series Class A shares returned 3.46%(1). In comparison, the Series benchmark, the S&P/LSTA Leveraged Loan Index returned 3.44%(2). We believe the performance difference between the Series and the index is attributable to an active portfolio management, which seeks to systematically minimize risk across the portfolio while remaining focused on opportunistically recognizing gains as they become available. In addition to paying competitive current monthly distributions during the period from commencement of operations until December 31, 2004, the Series NAV rose from $10.04 to $10.11.

MARKET OVERVIEW

2004 was a dynamic year for the Senior Loan market. Following is a review of the two developments that most influenced the performance of the Series since its inception:

- Historically Low Default Rates. The recession of the early 2000s contributed to an increase in default rates for Senior Loans to a record 7%. But, with the benefit of several years of economic recovery, 2004 saw the 12-month default rate for Senior Loans fall to 1.1%(3). This significant decline in market defaults benefited the Series by reducing the likelihood of defaults and price declines in portfolio holdings. However, reduced concern for significant near-term defaults by market participants allowed borrowers to raise debt at more favorable terms and contributed to the lowering of credit spreads by approximately .75% over the period.

- Short-Term Interest Rates Increased Sharply. Commensurate with economic recovery, the Federal Reserve, which had lowered the Fed Funds Target Rate over the prior four years to a 46-year low of 1.00% as of May of 2003, systematically raised short-term interest rates to offset the threat of inflation. During 2004, the Fed raised rates by 0.25% on five occasions - collectively moving the target rate from 1.00% at mid-year to 2.25% by year-end. In the short run, we have yet to see the benefit of all of these rate increases in Senior Loan yields due to the aforementioned spread declines.

CREDIT SELECTION AND PORTFOLIO CONSTRUCTION

At the core of Four Corners' investment philosophy is our belief that long-term outperformance in Senior Loans is best achieved by minimizing losers rather than picking winners or stretching credit standards for yield. In deciding which loans we choose for the Series, we typically consider macroeconomic and industry-specific factors as well as the results of in-depth fundamental credit research on each loan issuer. As part of the issuer analysis, we assess the likelihood of a loan's default and the value of collateral underlying the loan; that is, we practice traditional "second way-out" investing. Our investment process also focuses on the market liquidity of each loan. In constructing a portfolio from the universe of available opportunities, portfolio diversification is considered critical to managing credit risk. As of the Series fiscal year-end, there were 73 issuers in 29 industries in the portfolio.

                                                            SECURITY INCOME FUND
Managers' Commentary                                  INCOME OPPORTUNITY SERIES
February 15, 2005                                                    (unaudited)

MARKET OUTLOOK

We remain watchful of trends in the dollar, global trade and government deficits in the US. Additionally, war, hostilities and political turmoil throughout the world are always a concern. However, in the short term, the primary concern for the Senior Loan market is credit standards that ultimately determine future default rates among issuers and industries. Credit standards remain solid as highlighted by expected low default rates through 2005, as predicted by both Standard & Poor's and Moody's Investors Service. However, there is a downside in that lower default rates tend to result in lower credit spreads and, over time, potentially less rigorous loan origination standards as portfolio managers throughout the market become less concerned about appropriate risk/return balancing in such a favorable environment and try to stretch for yield.

Sincerely,

Michael P. McAdams and Robert I. Bernstein Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of Series shares.

(2) The S&P/LSTA Leveraged Loan Index is produced by a unit of the Standard & Poor's Corporation with the Loan Syndication & Trading Association, the trade association of the Senior Loan market.

(3) The default rate is calculated as the number of defaults over the last twelve months divided by the number of issuers in the S&P/LSTA Leveraged Loan Index at the beginning of the twelve-month period.

PERFORMANCE

INCOME OPPORTUNITY SERIES VS. S&P/LSTA LEVERAGED LOAN INDEX

                              [PERFORMANCE GRAPH]

                    INCOME OPPORTUNITY INVESTMENT INFORMATION

DATE                                  value
----------                          ---------
INCOME OPPORTUNITY
   3/31/04                           9,525.00
   4/30/04                           9,562.93
   5/31/04                           9,577.46
   6/30/04                           9,639.61
   7/31/04                           9,662.81
   8/31/04                           9,688.41
   9/30/04                           9,728.82
  10/31/04                           9,782.27
  11/30/04                           9,817.60
  12/31/04                           9,855.46


DATE                                  value
----------                          ---------
S&P/LSTA LEVERAGED LOAN INDEX
   3/31/04                          10,000.00
   4/30/04                          10,045.00
   5/31/04                          10,052.03
   6/30/04                          10,123.40
   7/31/04                          10,150.73
   8/31/04                          10,172.05
   9/30/04                          10,213.76
  10/31/04                          10,259.72
  11/30/04                          10,314.09
  12/31/04                          10,352.26


                  Income Opportunity Series          $  9,855
                  S&P/LSTA Leveraged Loan Index      $ 10,352

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Income Opportunity Series on March 31, 2004 (commencement of operations), and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

PORTFOLIO COMPOSITION BY QUALITY RATING
(BASED ON STANDARD AND POOR'S RATING)

BB                                            42.35%

B                                             50.33

CCC                                            1.30

Not Rated                                      3.92

Cash & other assets, less liabilities          2.10

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-04                            SINCE INCEPTION
A Shares                                          (1.45%) (3-31-04)

B Shares                                          (2.13%) (3-31-04)

C Shares                                           1.88%  (3-31-04)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Managers' Commentary                                   INCOME OPPORTUNITY SERIES
February 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                                 BEGINNING           ENDING        EXPENSES PAID
                               ACCOUNT VALUE      ACCOUNT VALUE       DURING
                                 07-01-04           12-31-041        PERIOD(2)
                               -------------      -------------    -------------
Income Opportunity Series -
Class A
   Actual                      $  1,000.00        $    1,019.80    $       7.31
   Hypothetical                   1,000.00             1,017.90            7.30

Income Opportunity Series -
Class B
   Actual                         1,000.00             1,015.90           11.05
   Hypothetical                   1,000.00             1,014.18           11.04

Income Opportunity Series -
Class C
   Actual                         1,000.00             1,016.00           11.05
   Hypothetical                   1,000.00             1,014.18           11.04

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Sseries expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 1.98%, 1.59% and 1.60%,
      for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.44%, 2.18% and 2.18% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                            SECURITY INCOME FUND
Schedule of Investments                                INCOME OPPORTUNITY SERIES
December 31, 2004

                                                  PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
SENIOR FLOATING RATE INTERESTS(2) - 97.9%

AEROSPACE & DEFENSE - 2.7%
K & F Industries, Inc., Term Loan B,
    4.931% - 2012                               $     989,583    $   1,004,840
Titan Corporation, Term Loan B,
    5.011% - 2009                                     994,911        1,006,415
                                                                 -------------
                                                                     2,011,255
                                                                 -------------

AUTOMOTIVE - 1.0%
NFIL Holdings Corporation:
    Term Loan, 4.33% - 2010                           190,476          192,381
    Term Loan B, 4.42% - 2010                         556,214          561,776
                                                                 -------------
                                                                       754,157
                                                                 -------------

BEVERAGE & TOBACCO - 1.3%
Constellation Brands, Inc., Term Loan B,
    4.404% - 2011                                   1,000,000        1,013,250
                                                                 -------------

BROADCAST RADIO & TELEVISION - 4.0%
Panamsat Corporation, Term Loan,
    5.16% - 2011                                      992,470          997,329
RCN, Term Loan - 2011(1,3)                          1,000,000        1,005,000
Raycom Media, Inc., Term Loan B,
    4.563% - 2012                                   1,000,000        1,011,250
                                                                 -------------
                                                                     3,013,579
                                                                 -------------

BUILDING & DEVELOPMENT - 10.5%
Adams Outdoor Advertising, LP,
    Term Loan, 4.33% - 2011                           995,000        1,006,194
Builders First Source, Term Loan,
    5.04% - 2010                                      992,500        1,001,184
CB Richard Ellis Services,
    Term Loan C, 4.387% - 2010                        930,427          936,824
General Growth Properties,
    Term Loan B, 4.53% - 2008                       1,000,000        1,002,500
Headwaters, Inc., Term Loan,
    5.33% - 2011                                      921,875          933,014
Lake Las Vegas Resort:
    Term Loan, 2.50% - 2009                         1,000,000        1,005,313
    Term Loan B, 8.06% - 2010(3)                    1,000,000        1,007,500
South Edge, LLC, Term Loan C,
    4.688% - 2009                                   1,000,000        1,007,500
                                                                 -------------
                                                                     7,900,029
                                                                 -------------

CABLE TELEVISION - 8.0%
Cablecom:
    Term Loan B, 5.74% - 2012                         500,000          503,750
    Term Loan C, 6.09% - 2013                         500,000          503,750
Century Cable, Term Loan,
    7.25% - 2009                                    1,000,000          992,857
Charter Operating, Term Loan,
    5.13% - 2010                                    1,000,000          993,542
Mediacomm Group, LLC,
    Term Loan B, 4.587% - 2013                      1,000,000        1,002,500
NTL Investment Holdings, Term Loan,
    5.204% - 2012                                   1,000,000        1,005,000
UPC Financing Partnership/Distribution,
    Term Loan, 5.98% - 2011                         1,000,000        1,010,938
                                                                 -------------
                                                                     6,012,337
                                                                 -------------

CHEMICALS & PLASTICS 2.7%
Brenntag, Term Loan, 4.73% - 2012                  1,000,000         1,005,792
Rockwood Specialties, Term Loan,
    4.38% - 2012                                   1,000,000         1,005,781
                                                                 -------------
                                                                     2,011,573
                                                                 -------------

CONTAINERS & GLASS PRODUCTS - 3.5%
Graham Packaging Company,
    Term Loan B, 4.91% - 2011                      1,000,000         1,012,857
Owens-Illinois Group, Inc.,
    Term Loan C, 5.20% - 2008                        605,172           615,762
Solo Cup, Term Loan B, 4.876% - 2011                 992,500         1,009,869
                                                                 -------------
                                                                     2,638,488
                                                                 -------------

DRUGS - 2.7%
Accredo Health, Inc.,Term Loan B,
    4.23% - 2011                                     995,000         1,001,219
Warner Chilcott Bridge Facility,
    Term Loan - 2005(1,3)                          1,000,000           995,000
                                                                 -------------
                                                                     1,996,219
                                                                 -------------

ECOLOGICAL SERVICES & EQUIPMENT - 1.9%
Duratek, Inc., Term Loan, 6.20% - 2009               739,131           736,821
Environmental Systems Products
    Holdings, Term Loan, 5.735% - 2008               718,589           725,775
                                                                 -------------
                                                                     1,462,596
                                                                 -------------

ELECTRONIC/ELECTRIC - 2.7%
Memec Group Holdings, Ltd.,
    Term Loan B, 10.501% - 2010                    1,000,000         1,000,000
Monitronics International, Inc.,
    Term Loan B, 6.91% - 2009                        989,975         1,001,112
                                                                 -------------
                                                                     2,001,112
                                                                 -------------

EQUIPMENT LEASING - 1.3%
United Rentals:
    Term Loan, 4.67% - 2011                          496,250           502,298
    Term Loan B, 3.611% - 2011                       500,000           506,094
                                                                 -------------
                                                                     1,008,392
                                                                 -------------

FARMING & AGRICULTURAL - 1.3%
United Industries Corporation,
    Term Loan, 4.63% - 2011                          995,000         1,009,925
                                                                 -------------

FINANCIAL INTERMEDIARIES - 2.7%
LNR Property Corporation:
    Term Loan - 2007(1,3)                          1,000,000         1,000,000
    Term Loan B - 2007(1,3)                        1,000,000         1,003,750
Refco Group, LLC, Term Loan,
    5.163% - 2011                                    997,500         1,007,974
                                                                 -------------
                                                                     3,011,724
                                                                 -------------

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                                INCOME OPPORTUNITY SERIES
December 31, 2004

                                                  PRINCIPAL         MARKET
                                                   AMOUNT           VALUE
SENIOR FLOATING RATE INTERESTS(2) (CONTINUED)

FOOD PRODUCTS - 4.0%
Culligan Corporation, Term Loan B,
    4.85% - 2011                                $   1,000,000    $   1,015,000
Golden State Foods Corporation,
    Term Loan B, 4.63% - 2011                         995,000        1,009,925
Michael Foods, Inc., Term Loan,
    6.59% - 2011                                    1,000,000        1,026,250
                                                                 -------------
                                                                     3,051,175
                                                                 -------------

FOREST PRODUCTS - 1.3%
Boise Cascade:
    Term Loan B, 4.688% - 2011                        520,548          526,187
    Term Loan C, 4.688% - 2010                        479,452          480,051
                                                                 -------------
                                                                     1,006,238
                                                                 -------------

HEALTH CARE - 5.2%
Southerncare, Term Loan B,
    5.66% - 2010                                    1,000,000        1,012,500
Team Health, Inc., Term Loan B,
    5.81% - 2011                                      992,500          993,741
U.S. Oncology, Term Loan,
    5.113% - 2011                                     997,500        1,006,228
VWR International, Term Loan B,
    4.50% - 2011                                      877,833          892,098
                                                                 -------------
                                                                     3,904,567
                                                                 -------------

HOME FURNISHINGS - 2.7%
Desa, LLC, Term Loan, 7.25% - 2011                  1,000,000        1,007,500
Prestige Brands, Inc., Term Loan B,
    4.903% - 2011                                   1,046,581        1,057,047
                                                                 -------------
                                                                     2,064,547
                                                                 -------------

HOTELS, MOTELS, INNS & CASINOS - 6.7%
Boyd Gaming Corporation,
    Term Loan B, 3.805% - 2011                        997,500        1,010,218
CNL Hotels & Resorts, Term Loan,
    4.831% - 2006                                   1,000,000        1,015,000
Pinnacle Entertainment, Term Loan,
    5.42% - 2010                                    1,000,000        1,012,500
Seminole Tribe of Florida, Term Loan,
    6.50% - 2011                                    1,000,000        1,007,500
Wynn Las Vegas, Term Loan,
    0.771% - 2011(4)                                1,000,000        1,011,667
                                                                 -------------
                                                                     5,056,885
                                                                 -------------

INDUSTRIAL EQUIPMENT - 1.3%
Invensys plc, Term Loan B,
    5.477% - 2009                                     988,579        1,002,172
                                                                 -------------

INSURANCE - 1.3%
Conseco, Term Loan, 5.68% - 2010                      960,000          976,000
                                                                 -------------

LEISURE - 4.0%
Regal Cinemas Corporation,
    Term Loan B, 4.56% - 2010                         962,349          970,529
WMG Acquisition Corporation:
    Term Loan, 5.209% - 2011                          992,500        1,004,906
    Term Loan B, 6.905% - 2011                      1,000,000        1,005,000
                                                                 -------------
                                                                     2,980,435
                                                                 -------------

NONFERROUS METALS & MINERALS - 1.3%
Novelis, Inc., Term Loan - 2005(1,3)                1,000,000          990,000
                                                                 -------------

OIL & GAS - 4.0%
Alon USA, Inc., Term Loan B,
    10.00% - 2008                                   1,000,000        1,020,000
El Paso, Term Loan, 5.056% - 2009                   1,003,445        1,009,873
U.S. Shipping, Term Loan B,
    3.678% - 2010(4)                                  997,115        1,005,840
                                                                 -------------
                                                                     3,035,713
                                                                 -------------

PUBLISHING - 3.9%
Advertising Directory Solutions, Inc.,
    Term Loan, 4.40% - 2011                         1,000,000        1,007,500
RH Donnelley, Inc., Term Loan D,
    4.19% - 2011                                      874,003          882,105
Transwestern Publishing Company,
    Term Loan B, 4.227% - 2012                      1,057,666        1,069,235
                                                                 -------------
                                                                     2,958,840
                                                                 -------------

RETAILERS - 4.0%
Harbor Freight Tools, Term Loan B,
    4.697% - 2010                                     997,500          998,747
Jean Coutu Group, Inc., Term Loan,
    4.438% - 2010                                     997,500        1,011,896
Jostens, Inc., Term Loan B,
    4.67% - 2011                                    1,000,000        1,006,429
                                                                 -------------
                                                                     3,017,072
                                                                 -------------

SURFACE TRANSPORTATION - 1.3%
Horizon Lines Holding Corporation,
    Term Loan, 5.17% - 2011                           995,000        1,006,609
                                                                 -------------

TELECOMMUNICATIONS & CELLULAR COMMUNICATIONS - 1.3%
American Tower, Term Loan A,
    1.75% - 2011(3)                                 1,000,000        1,005,000
                                                                 -------------

UTILITIES - 9.3%
NRG Energy, Inc., Term Loan,
    1.875% - 2006(3)                                1,000,000        1,002,917
Reliant Energy, Term Loan,
    4.795% - 2010                                   1,000,000        1,011,667
Riverside Rocky Mountain Project,
    Term Loan, 6.38% - 2011                         1,000,000        1,015,000
Texas Genco, Term Loan,
    3.536% - 2011(3)                                1,000,000        1,013,036
Tucson Electric Power, Term Loan,
    4.80% - 2009                                    1,000,000        1,008,333
Unisource Energy, Term Loan,
    0.50% - 2011(3)                                 1,000,000          988,750
Vulcan Energy, Term Loan,
    5.53% - 2010                                      980,357          991,999
                                                                 -------------
                                                                     7,031,702
                                                                 -------------

TOTAL SENIOR FLOATING RATE INTERESTS
    (cost $74,380,926)                                              74,931,591
                                                                 -------------

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                                INCOME OPPORTUNITY SERIES
December 31, 2004


                                                  PRINCIPAL
                                                  AMOUNT OR
                                                   NUMBER             MARKET
                                                  OF SHARES           VALUE
TEMPORARY CASH INVESTMENTS - 10.5%
State Street General Account
    Money Market Fund                           $  4,000,000      $    4,000,000
State Street General Account
    U.S. Government
    Money Market Fund                              4,000,000           4,000,000
                                                                  --------------
                                                                       8,000,000
                                                                  --------------

TOTAL TEMPORARY CASH INVESTMENTS
    (cost $ 8,000,000)                                                 8,000,000
                                                                  --------------

REPURCHASE AGREEMENT - 3.8%
State Street, 0.80%, dated 12-31-04,
    matures 01-03-05; repurchase amount
    of $ 2,853,748 (Collateralized by
    FNMA, 6.25%, 07-15-32 with a value
       of $ 2,912,913)                             2,853,558           2,853,558
                                                                  --------------

TOTAL REPURCHASE AGREEMENT
    (cost $ 2,853,558)                                                 2,853,558
                                                                  --------------

TOTAL INVESTMENTS - 112.2%
    (cost $ 85,234,484)                                               85,785,149

LIABILITIES, LESS CASH & OTHER ASSETS - (12.2%)                       (9,244,679)
                                                                  --------------

TOTAL NET ASSETS - 100.0%                                             76,540,470
                                                                  ==============

For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $85,316,634.

plc (public limited company)

LP (Limited Partnership)

(1) Security not fully funded at December 31, 2004. Therefore, no interest rate is available.

(2) Senior loans in which the Series invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2004.

(3)   Purchased on a delayed delivery basis.

(4)   Portion purchased on a delayed delivery basis.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
                                                       INCOME OPPORTUNITY SERIES

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1) .................................     $    85,785,149
Cash .....................................................             200,486
Receivables:
    Fund shares sold .....................................             135,940
    Securities sold.......................................           3,963,691
    Interest .............................................             316,729
Prepaid expenses..........................................              19,212
                                                               ---------------
Total assets .............................................          90,421,207
                                                               ---------------

LIABILITIES:
Payable for:
    Securities purchased..................................          13,460,417
    Fund shares redeemed..................................             200,072
    Dividends payable to shareholders ....................               7,098
    Management fees.......................................              50,484
    Custodian fees........................................               1,644
    Transfer agent and administration fees ...............              14,742
    Professional fees.....................................              17,000
    12b-1 distribution plan fees..........................             128,580
    Other.................................................                 700
                                                               ---------------
Total liabilities ........................................          13,880,737
                                                               ---------------
NET ASSETS................................................     $    76,540,470
                                                               ===============

NET ASSETS CONSIST OF:
Paid in capital ..........................................     $    76,048,586
Accumulated net investment loss ..........................             (73,767)
Accumulated undistributed net realized gain
    on sales of investments...............................              14,986
Net unrealized appreciation in value
    of investments........................................             550,665
                                                               ---------------
Net assets ...............................................     $    76,540,470
                                                               ===============

CLASS A:
Capital shares outstanding
    (unlimited number of shares authorized)...............           2,735,635
Net assets ...............................................     $    27,645,625
Net asset value and redemption
    price per share.......................................     $         10.11
                                                               ===============
Offering price per share (net asset value
    divided by 95.25%)....................................     $         10.61

CLASS B:
Capital shares outstanding
    (unlimited number of shares authorized)...............           1,841,245
Net assets................................................     $    18,606,444
Net asset value, offering and redemption price
    per share (excluding any applicable
    contingent deferred sales charge).....................     $         10.11
                                                               ===============

CLASS C:
Capital shares outstanding
    (unlimited number of shares authorized)...............           2,997,055
Net assets................................................     $    30,288,401
Net asset value, offering and redemption price
    per share (excluding any applicable
    contingent deferred sales charge).....................     $         10.11
                                                               ===============
(1) Investments, at cost .................................     $    85,234,484

Statement Of Operations
For the Period Ended December 31, 2004*

INVESTMENT INCOME:
   Interest ..............................................     $     1,969,100
                                                               ---------------
   Total investment income ...............................           1,969,100
                                                               ---------------

EXPENSES:
   Management fees........................................             345,137
   Custodian fees ........................................              17,395
   Transfer/maintenance fees .............................              17,230
   Administration fees....................................              65,705
   Directors' fees........................................               1,504
   Professional fees......................................              25,398
   Reports to shareholders................................               3,442
   Registration fees......................................              29,564
   Other expenses ........................................               3,919
   12b-1 distribution plan fees - Class A ................              38,381
   12b-1 distribution plan fees - Class B ................             130,194
   12b-1 distribution plan fees - Class C ................             147,704
                                                               ---------------
   Total expenses ........................................             825,573
   Less: earnings credits.................................              (1,213)
                                                               ---------------
   Net expenses ..........................................             824,360
                                                               ---------------
   Net investment income..................................           1,144,740
                                                               ---------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on
   Investments ...........................................             221,601
                                                               ---------------
   Realized gain..........................................             221,601
                                                               ---------------

Net change in unrealized appreciation
   during the period on:
   Investments............................................             550,665
                                                               ---------------
   Unrealized appreciation................................             550,665
                                                               ---------------
   Net gain ..............................................             772,266
                                                               ---------------
   Net increase in net assets ............................
       resulting from operations..........................     $     1,917,006
                                                               ===============

* For the period February 11, 2004 (date of inception) to December 31, 2004.

                                                         See accompanying notes.

Statement of Changes in Net Assets                          SECURITY INCOME FUND
                                                       INCOME OPPORTUNITY SERIES

                                                                                               YEAR ENDED
                                                                                              DECEMBER 31,
                                                                                                  2004*
                                                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income...................................................................   $  1,144,740
   Net realized gain during the period on investments......................................        221,601
   Net change in unrealized appreciation during the period on investments..................        550,665
                                                                                              ------------
   Net increase in net assets resulting from operations....................................      1,917,006
                                                                                              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A...............................................................................       (511,754)
     Class B...............................................................................       (328,607)
     Class C...............................................................................       (389,058)
   Net realized gain
     Class A...............................................................................        (70,515)
     Class B...............................................................................        (47,426)
     Class C...............................................................................        (77,762)
                                                                                              ------------
   Total distributions to shareholders.....................................................     (1,425,122)
                                                                                              ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
     Class A...............................................................................     28,706,725
     Class B...............................................................................     18,069,896
     Class C...............................................................................     30,187,185
   Distributions reinvested
     Class A...............................................................................        571,331
     Class B...............................................................................        373,344
     Class C...............................................................................        446,038
   Cost of shares redeemed
     Class A...............................................................................     (1,805,320)
     Class B...............................................................................        (11,420)
     Class C...............................................................................       (489,193)
                                                                                              ------------
   Net increase from capital share transactions............................................     76,048,586
                                                                                              ------------
   Net increase in net assets..............................................................     76,540,470
                                                                                              ------------
NET ASSETS:
   Beginning of period.....................................................................              -
                                                                                              ------------
   End of period ..........................................................................   $ 76,540,470
                                                                                              ============
   Accumulated net investment loss at end of period........................................   $    (73,767)
                                                                                              ============
CAPITAL SHARE ACTIVITY:
   Shares sold
     Class A...............................................................................      2,857,806
     Class B...............................................................................      1,805,380
     Class C...............................................................................      3,001,202
   Shares reinvested
     Class A...............................................................................         56,594
     Class B...............................................................................         36,994
     Class C...............................................................................         44,186
   Shares redeemed
     Class A...............................................................................       (178,765)
     Class B...............................................................................         (1,129)
     Class C...............................................................................        (48,333)

* For the period February 11, 2004 (date of inception) to December 31, 2004.

                                                         See accompanying notes.

Statement of Cash Flows                                     SECURITY INCOME FUND
For the Period Ended December 31, 2004*                INCOME OPPORTUNITY SERIES

                                                                                              PERIOD ENDED
                                                                                           DECEMBER 31, 2004*
                                                                                           ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                                         $  1,917,006
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   TO NET CASH USED IN OPERATING ACTIVITIES:
   Realized and unrealized gain on investments.............................................       (772,266)
   Amortization of discount/premium........................................................         92,816
   Proceeds from disposition of investment securities......................................     86,474,149
   Purchase of investment securities.......................................................   (162,083,122)

CHANGES IN OPERATING ASSETS AND LIABILITIES:
   Increase in interest receivable and prepaid expenses....................................       (335,941)
   Increase in expenses....................................................................        213,150
                                                                                              ------------
Net cash used in operating activities......................................................    (74,494,208)
                                                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from shares sold...............................................................     76,827,866
   Payments on shares redeemed.............................................................     (2,105,861)
   Dividends paid in cash(a)...............................................................        (27,311)
                                                                                              ------------
Net cash provided by financing activities..................................................     74,694,694
                                                                                              ------------
NET INCREASE IN CASH.......................................................................        200,486
Cash at the beginning of the period                                                                      -
                                                                                              ------------
CASH AT THE END OF THE PERIOD..............................................................   $    200,486
                                                                                              ------------

(a) Non-cash financing activities not included herein consists of reinvestment of dividends of $1,390,713.

*   For the period February 11, 2004 (date of inception) to December 31, 2004.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Financial Highlights                                   INCOME OPPORTUNITY SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                            YEAR ENDED
                                                           DECEMBER 31,
CLASS A                                                       2004(e)
-------                                                    ------------
PER SHARE DATA

Net asset value, beginning of period                         $  10.04
                                                             --------
Income (loss) from investment operations:
Net investment income (loss)(c)                                  0.22
Net gain (loss) on investments (realized and unrealized)         0.13
                                                             --------
Total from investment operations                                 0.35
                                                             --------
Less distributions:
Dividends from net investment income                            (0.25)
Distributions from realized gains                               (0.03)
                                                             --------
Total distributions                                             (0.28)
                                                             --------
Net asset value, end of period                               $  10.11
                                                             ========
TOTAL RETURN(a)                                                  3.46%
                                                             --------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                     $ 27,646
                                                             --------
Ratios to average net assets:
Net investment income (loss)                                     2.92%
Total expenses                                                   1.43%
Gross expenses(b)                                                1.43%
Net expenses(d)                                                  1.42%
                                                             --------
Portfolio turnover rate                                           146%

                                                            YEAR ENDED
                                                           DECEMBER 31,
CLASS B                                                       2004(e)
-------                                                    ------------

PER SHARE DATA
Net asset value, beginning of period                         $  10.04
                                                             --------
Income (loss) from investment operations:
Net investment income (loss)(c)                                  0.17
Net gain (loss) on investments (realized and unrealized)         0.12
                                                             --------
Total from investment operations                                 0.29
                                                             --------
Less distributions:
Dividends from net investment income                            (0.19)
Distributions from realized gains                               (0.03)
                                                             --------
Total distributions                                             (0.22)
                                                             --------
Net asset value, end of period                               $  10.11
                                                             ========
TOTAL RETURN(a)                                                  2.87%
                                                             --------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                     $ 18,606
                                                             --------
Ratios to average net assets:
Net investment income (loss)                                     2.20%
Total expenses                                                   2.17%
Gross expenses(b)                                                2.17%
Net expenses(d)                                                  2.17%
                                                             --------
Portfolio turnover rate                                           146%

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Financial Highlights                                   INCOME OPPORTUNITY SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                            YEAR ENDED
                                                           DECEMBER 31,
CLASS C                                                       2004(e)
-------                                                    ------------
PER SHARE DATA

Net asset value, beginning of period                         $  10.04
                                                             --------
Income (loss) from investment operations:
Net investment income (loss)(c)                                  0.16
Net gain (loss) on investments (realized and unrealized)         0.13
                                                             --------
Total from investment operations                                 0.29
                                                             --------
Less distributions:
Dividends from net investment income                            (0.19)
Distributions from realized gains                               (0.03)
                                                             --------
Total distributions                                             (0.22)
                                                             --------
Net asset value, end of period                               $  10.11
                                                             ========
TOTAL RETURN(a)                                                  2.88%
                                                             --------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                     $ 30,288
                                                             --------
Ratios to average net assets:
Net investment income (loss)                                     2.17%
Total expenses                                                   2.17%
Gross expenses(b)                                                2.17%
Net expenses(d)                                                  2.17%
                                                             --------
Portfolio turnover rate                                           146%

(a) Total return information does not take into account any sales charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after reduction of custodian expenses.

(e) The Income Opportunity Series was initially capitalized on February 11, 2004, with a net asset value of $10.00 per share. The Series commenced operations on March 31, 2004 with a net asset value of $10.04. Percentage amounts for the period have been annualized, except for total return.

                                                         See accompanying notes.

Managers' Commentary                                          SECURITY CASH FUND
February 15, 2005                                                    (unaudited)

                                                           [SECURITY FUNDS LOGO]

                                       Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

The main theme in the money markets during 2004 was The Federal Reser ve Bank's
(Fed) monetary policy committee increasing the federal funds rate by 125 basis points. The Fed's attempt to restrain inflationary pressure on the economy lifted money market yields, from historic lows. Security Cash Fund returned 0.40% for the 12-month period ended December 31, 2004.

Aside from higher short-term interest rates, the past year proved positive for credit issuers. Companies continued to report strong cash flows and healthy earnings driven by the recent economy and consumer spending. One concerning trend is the growing tendency for firms to use their excess cash flow (shareholder friendly) for increasing dividends or share repurchases, rather than bolstering credit quality.

CHARACTERISTICS OF PORTFOLIO ASSETS

At December 31, 2004, the average maturity of the holdings in Cash Fund was 50 days, which is slightly longer than the benchmark. However, this longer maturity has worked well by enhancing the yield and positioning the portfolio to benefit from expected additional federal funds rate increases in 2005.

The yield curve for money market instruments trended upward for the latter half of 2004, thus making it easier for the Fund to pick up additional yield, broadly along the maturity spectrum and among various types of instruments. The majority of the Fund's assets lie in the corporate debt sector via commercial paper, floating rate securities and bankers acceptance, due to the strong fundamentals of credit and because these three areas of the market represent good value against other sectors. At the end of the year, approximately 58% of the Fund was made up of Commercial Paper, 31% in Floating Rate securities (which includes Corporate and U.S. Government-Backed), 12% in U.S. Government/Agency obligations, 2% in funding agreements, and 1% in Bankers Acceptances and (4.0%) in liabilities, less cash and other assets.

OUTLOOK FOR 2005

For 2005, we anticipate continued growth in the U.S. economy with the household sector remaining an important factor, although becoming less of a driver of growth relative to business investment. Also, we believe the Federal Reserve will continue its "measured" increases in the federal funds rate. We plan to continue investing in the corporate sector as companies have improved their balance sheets and profitability in recent years.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in Security Cash Fund. As always, we appreciate that you have chosen us to manage your assets and remain focused on achieving the Fund's investment goals.

Sincerely,

Fixed Income Team

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Managers' Commentary                                          SECURITY CASH FUND
November 15, 2004                                                    (unaudited)

PERFORMANCE

PORTFOLIO COMPOSITION BY QUALITY RATINGS
(BASED ON STANDARD AND POOR'S RATINGS)

AAA                                             15.78%

AA                                               6.88

A                                               80.81

Liabilities, less cash & other assets           (3.47)

AVERAGE ANNUAL RETURNS

PERIOD ENDED 12-31-04           1 YEAR          5 YEARS         10 YEARS
---------------------           ------          -------         --------
                                 0.40%           2.02%            2.30%

The performance data above represents past performance which is not predictive of future results. The figures do not reflect the deduction of taxes that a shareholder would pay on distribution or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fee waivers and/or reimbursements reduced fund expenses and in the absence of such waivers, the performance quoted would be reduced.

                                                         See accompanying notes.

Managers' Commentary                                          SECURITY CASH FUND
February 15, 2004                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 -December 31, 2004.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                          BEGINNING          ENDING     EXPENSES PAID
                        ACCOUNT VALUE    ACCOUNT VALUE     DURING
                          07-01-04        12-31-04(1)     PERIOD(2)
                        -------------    -------------  -------------
Security Cash Fund
    Actual              $    1,000.00    $    1,003.40  $        4.99
    Hypothetical             1,000.00         1,020.16           5.03

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 0.34%.

(2) Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments                                       SECURITY CASH FUND
December 31, 2004

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                              -----------    ----------
BANKERS ACCEPTANCES - 1.0%

JP Morgan & Company, Inc.,
   2.03%, 01-24-05                            $   500,000    $  499,352
                                                             ----------
TOTAL BANKERS ACCEPTANCES
   (cost $499,352)                                              499,352
                                                             ----------
COMMERCIAL PAPER - 57.8%

BANKING - 4.9%
ING (US) Funding:
   2.20%, 01-18-05                              2,000,000     1,997,922
   2.40%, 02-16-05                                413,000       411,733
                                                             ----------
                                                              2,409,655
                                                             ----------
BROKERAGE - 16.2%
Bear Stearns Companies, Inc.,
   2.30%, 01-26-05                              2,500,000     2,496,007
Credit Suisse First Boston,
   2.34%, 01-20-05                              1,000,000       998,765
Goldman Sachs, Inc.,
   2.34%, 01-28-05                              2,000,000     1,996,490
Morgan Stanley:
   2.17%, 01-04-05                              1,000,000       999,819
   2.33%, 01-25-05                              1,500,000     1,497,670
                                                             ----------
                                                              7,988,751
                                                             ----------
CONSUMER PRODUCTS - 4.4%
Procter & Gamble Company,
   2.40%, 03-15-05                              2,200,000     2,189,293
                                                             ----------
ELECTRIC - 2.4%
Southern Company, 2.23%, 01-13-05               1,200,000     1,199,108
                                                             ----------
FINANCIAL COMPANIES - DIVERSIFIED - 4.9%
Amstel Funding Corporation,
   2.38%, 02-28-05                              2,400,000     2,390,797
                                                             ----------
FINANCIAL COMPANIES - NONCAPTIVE
 DIVERSIFIED - 9.9%
CIT Group, Inc., 2.36%, 02-11-05                2,500,000     2,493,281
Citigroup, Inc.:
   2.02%, 01-18-05                              1,100,000     1,098,951
   2.32%, 02-09-05                              1,300,000     1,296,733
                                                             ----------
                                                              4,888,965
                                                             ----------
FOOD & BEVERAGE - 2.6%
Anheuser Busch Companies, Inc.,
   2.39%, 03-22-05                              1,300,000     1,293,095
                                                             ----------
HEALTH CARE - 4.7%
Pfizer, Inc., 2.14%, 01-14-05                   2,300,000     2,298,223
                                                             ----------
HOME CONSTRUCTION - 2.2%
Fortune Brands, Inc., 2.31%, 02-14-05           1,100,000     1,096,894
                                                             ----------
MEDIA - NONCABLE - 3.2%
Tribune Company, 2.27%, 01-06-05                1,600,000     1,599,496
                                                             ----------
PHARMACEUTICALS - 2.4%
Abbott Laboratories, 2.20%, 02-01-05            1,200,000     1,197,727
                                                             ----------
TOTAL COMMERCIAL PAPER
   (cost $28,552,004)                                        28,552,004
                                                             ----------
CORPORATE BONDS - 30.9%

AUTOMOTIVE - 0.5%
American Honda Finance,
   2.14%, 01-11-05(1)                             250,000       250,009
                                                             ----------
BANKING - 4.9%
Wells Fargo & Company,
   2,579%, 03-29-05(1)                          2,400,000     2,401,382
                                                             ----------
BROKERAGE - 6.9%
Lehman Brothers Holdings, Inc.,
   3.049%, 03-28-05(1)                          1,000,000     1,003,752
Merrill Lynch & Company,
   2.82%, 03-21-05(1)                           2,400,000     2,405,745
                                                             ----------
                                                              3,409,497
                                                             ----------
FINANCIAL - OTHER - 2.4%
Countrywide Home Loan,
   2.425%, 02-23-05(1)                          1,200,000     1,200,021
                                                             ----------
FINANCIAL COMPANIES - CAPTIVE - 9.1%
Caterpillar Financial Services Corporation,
   2.55%, 03-01-05(1)                           2,500,000     2,501,761
General Electric Capital Corporation,
   2.615%, 03-15-05(1)                          2,000,000     2,000,546
                                                             ----------
                                                              4,502,307
                                                             ----------
FINANCIAL COMPANIES - NONCAPTIVE
 CONSUMER - 7.1%
American Express Credit Corporation,
   2.468%, 01-14-05(1)                          1,500,000     1,501,021
JP Morgan Chase & Company,
   2.609%, 02-22-05(1)                          2,000,000     2,002,239
                                                             ----------
                                                              3,503,260
                                                             ----------
TOTAL CORPORATE BONDS
   (cost $15,266,476)                                        15,266,476
                                                             ----------
MISCELLANEOUS ASSETS - 2.0%

FUNDING AGREEMENTS - 2.0%
United of Omaha Life Insurance
   Company, 2.38%, 01-01-05(1)                  1,000,000     1,000,000
                                                             ----------
TOTAL MISCELLANEOUS ASSETS
   (cost $1,000,000)                                          1,000,000
                                                             ----------
U.S. GOVERNMENT SPONSORED
 AGENCIES - 11.7%

FEDERAL HOME LOAN BANK - 5.1%
   1.38%, 03-28-05                              1,500,000     1,496,356
   3.02%, 01-18-06                              1,000,000       999,950
                                                             ----------
                                                              2,496,306
                                                             ----------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION - 1.4%
   1.21%, 01-06-05                                700,000       699,882
                                                             ----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION - 3.0%
   2.419%, 01-07-05(1)                          1,500,000     1,501,369
                                                             ----------

                                                         See accompanying notes.

Schedule of Investments                                       SECURITY CASH FUND
December 31, 2004

                                             PRINCIPAL       MARKET
                                              AMOUNT          VALUE
                                            -----------    -----------
MISCELLANEOUS ASSETS (CONTINUED)

SMALL BUSINESS ASSOCATION POOLS - 1.8%
     #503295, 2.25%, 01-01-05(1)            $   147,786    $   147,878
     #503303, 2.25%, 01-01-05(1)                131,586        131,668
     #502398, 2.375%, 01-01-05(1)                46,239         46,411
     #503152, 2.375%, 01-01-05(1)               200,354        200,354
     #503265, 2.50%, 01-01-05(1)                148,412        148,041
     #501927, 3.25%, 01-01-05(1)                205,061        206,996
                                                           -----------
                                                               881,348
                                                           -----------
STUDENT LOAN MARKETING ASSOCIATION - 0.4%
     1997-4 A2, 2.97%, 01-25-05(1)              213,778        214,302
                                                           -----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
     (cost $5,793,207)                                       5,793,207
                                                           -----------
REPURCHASE AGREEMENT - 0.8%
United Missouri Bank, 1.74%, dated
     12-31-04, matures 01-03-05;
     repurchase amount of $374,053
     (Collateralized by FHLMC 0.00%,
     01-14-05 with a value of $381,639)         374,000        374,000
                                                           -----------
TOTAL REPURCHASE AGREEMENT
     (cost $374,000)                                           374,000
                                                           -----------
TOTAL INVESTMENTS - 104.2%
     (cost $51,485,039)                                     51,485,039
LIABILITIES, LESS CASH & OTHER
 ASSETS - (4.2%)                                            (2,087,018)
                                                           -----------
TOTAL NET ASSETS - 100.0%                                  $49,398,021
                                                           ===========

The identified cost of investments owned at December 31, 2004 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2004. Maturity date indicated is next interest reset date.

                                                         See accompanying notes.

                                                              SECURITY CASH FUND

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value(1).........................    $ 51,485,039
Cash.............................................          29,242
Receivables:
   Fund shares sold..............................         153,196
   Securities sold...............................           4,060
   Interest......................................          44,845
Prepaid expenses.................................          30,578
                                                     ------------
Total assets.....................................      51,746,960
                                                     ------------

LIABILITIES:
Payable for:
   Securities purchased..........................         999,950
   Fund shares redeemed..........................       1,291,027
   Dividends payable to shareholders.............             482
   Management fees...............................          21,579
   Custodian fees................................           1,304
   Transfer agent and administration fees........          22,171
   Professional fees.............................           7,120
   Other.........................................           5,306
                                                     ------------
Total liabilities................................       2,348,939
                                                     ------------
NET ASSETS.......................................    $ 49,398,021
                                                     ============

NET ASSETS CONSIST OF:
Paid in capital..................................      49,398,021
                                                     ------------
Net assets.......................................    $ 49,398,021
                                                     ============

Capital shares outstanding
   (unlimited number of shares authorized).......      49,398,021
Net asset value per share........................    $       1.00
                                                     ============

(1) Investments, at cost.........................    $ 51,485,039

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
  Interest.......................................    $    716,036
                                                     ------------
  Total investment income........................         716,036
                                                     ------------

EXPENSES:
  Management fees................................         257,819
  Custodian fees.................................           9,628
  Transfer/maintenance fees......................         246,450
  Administration fees............................          42,341
  Directors' fees................................          25,259
  Professional fees..............................          11,157
  Reports to shareholders........................           6,339
  Registration fees..............................          41,927
  Other expenses.................................           9,145
                                                     ------------
  Total expenses.................................         650,065
  Less: Reimbursement of expenses................        (140,181)
                                                     ------------
  Net expenses...................................         509,884
                                                     ------------
  Net investment income..........................         206,152
                                                     ------------
  Net increase in net assets
     resulting from operations...................    $    206,152
                                                     ============

                                                         See accompanying notes.

Statement of Changes in Net Assets                            SECURITY CASH FUND

                                                                          YEAR ENDED              YEAR ENDED
                                                                       DECEMBER 31, 2004       DECEMBER 31, 2003
                                                                       -----------------       -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income...........................................      $     206,152           $     140,090
                                                                         -------------           -------------
   Net increase in net assets resulting from operations............            206,152                 140,090
                                                                         -------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...........................................           (206,152)               (140,090)
                                                                         -------------           -------------
   Total distributions to shareholders.............................           (206,152)               (140,090)
                                                                         -------------           -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares....................................         68,153,759              94,024,769
   Distributions reinvested........................................            203,276                 151,879
   Cost of shares redeemed.........................................        (78,522,212)           (104,292,914)
                                                                          ------------           -------------
   Net decrease from capital share transactions....................        (10,165,177)            (10,116,266)
                                                                         -------------           -------------
   Net decrease in net assets......................................        (10,165,177)            (10,116,266)
                                                                         -------------           -------------
NET ASSETS:
   Beginning of period.............................................         59,563,198              69,679,464
                                                                         -------------           -------------
   End of period...................................................      $  49,398,021           $  59,563,198
                                                                         =============           =============

CAPITAL SHARE ACTIVITY:
   Shares sold.....................................................         68,153,759              94,024,769
   Shares reinvested...............................................            203,276                 151,879
   Shares redeemed.................................................        (78,522,212)           (104,292,914)
                                                                         -------------           -------------
   Total capital share activity....................................        (10,165,177)            (10,116,266)
                                                                         =============           =============

                                                         See accompanying notes.

Financial Highlights                                          SECURITY CASH FUND
Selected data for each share of capital stock outstanding throughout each period

                                                                                                           YEAR ENDED,
                                                                                                          DECEMBER 31,
CLASS A                                                     2004         2003       2002        2001          2000
-------                                                   --------     --------   --------    --------    ------------
PER SHARE DATA

Net asset value, beginning of period                      $   1.00     $   1.00   $   1.00    $   1.00    $       1.00
                                                          --------     --------   --------    --------    ------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                  -            -       0.01        0.03            0.05
Net gain (loss) on securities (realized and unrealized)          -            -          -           -               -
                                                          --------     --------   --------    --------    ------------
Total from investment operations                                 -            -       0.01        0.03            0.05
                                                          --------     --------   --------    --------    ------------
Less distributions:
Dividends from net investment income                             -(e)         -(e)   (0.01)      (0.03)          (0.05)
Distributions from realized gains                                -            -          -           -               -
                                                          --------     --------   --------    --------    ------------
Total distributions                                              -            -      (0.01)      (0.03)          (0.05)
                                                          --------     --------   --------    --------    ------------
Net asset value, end of period                            $   1.00     $   1.00   $   1.00    $   1.00    $       1.00
                                                          ========     ========   ========    ========    ============
TOTAL RETURN (a)                                              0.40%        0.20%      0.85%       3.20%           5.56%
                                                          --------     --------   --------    --------    ------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $ 49,398     $ 59,563   $ 69,679    $ 67,638    $     62,472
                                                          --------     --------   --------    --------    ------------
Ratios to average net assets:
Net investment income (loss)                                  0.40%        0.21%      0.84%       3.08%           5.48%
Total expenses                                                0.99%        1.00%      1.00%       1.00%           0.98%
Gross expenses(b)                                             1.26%        1.14%      1.07%       1.01%           0.98%
Net expenses(d)                                               0.99%        1.00%      1.00%       1.00%           0.98%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction to custodian expenses.

(e)   Dividends from net investment income are less than $0.01 per share.

                                                         See accompanying notes.

Notes to Financial Statements
December 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

   Security Income Fund, Security Municipal Bond Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund and Security Municipal Bond Fund offer different classes and, therefore, are required to account for each class separately and to allocate general expenses to each class based on the net asset value of each series. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except that purchases of Class "A" shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class "A" shares after eight years. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

   A. SECURITY VALUATION - Valuations of Security Income and Security Municipal Bond Funds' securities are supplied by pricing services approved by the Board of Directors. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or Nasdaq on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold.

   The senior floating rate interests (loans) in which the Income Opportunity Series invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager's and/or the market's assessment of the borrower's management; prospects for the borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry; borrower's ability to access additional liquidity through public and/or private markets; and other relevant factors.

   Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premiums or accretion of discounts, which approximates market value.

   B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

   C. SENIOR FLOATING RATE INTERESTS - Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime

Notes to Financial Statements
December 31, 2004

rate offered by one or more major United States banks.

   D. OPTIONS - Diversified Income Series and the High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer, the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by these Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

   The cash premiums received for a written option are recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities. Interest income also includes pay-down gains and losses on senior and subordinated loans. Each class of shares participates in investment income, fund-level expenses and realized and unrealized gains and losses based on the total net asset value of its shares in proportion to the total net assets of the fund.

   F. SECURITIES PURCHASED ON A WHEN-ISSUED DELAYED DELIVERY BASIS - The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Series actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Series will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

   G. EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

   H. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

   I. TAXES - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

   J. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds can earn credits based on overnight custody cash balances. These credits can be utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

   K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   M. INDEMNIFICATIONS - Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Management fees are payable to Security Management Company, LLC (SMC) as follows:

                                          MANAGEMENT
                                          FEES (AS A %
                                         OF NET ASSETS)
Security Municipal Bond Fund                 0.50%
Security Income Fund:
   Diversified Income Series                 0.35%
   High Yield Series                         0.60%
   Income Opportunity Series                 0.80%(1)
Security Cash Fund                           0.50%

   (1) Management fees are payable at the rate of 0.80% of the average daily net assets of $200 million or less, plus an additional 0.70% of the average daily net assets of more than $200 million.

Notes to Financial Statements
December 31, 2004

      SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives the following:

                                  ADMINISTRATIVE FEES
                                (AS A % OF NET ASSETS)*
                                -----------------------
Security Municipal Bond Fund            0.09%
Security Income Fund:
   Diversified Income Series            0.09%
   High Yield Series                    0.09%
   Income Opportunity Series           0.145%
Security Cash Fund                      0.09%

---------------
* Effective February 1, 2004 the minimum annual charge for administrative fees is $25,000.

      SMC is paid the following for providing transfer agent services to the
Funds:

                                  EFFECTIVE             PRIOR TO
                                FEBRUARY 1, 2004     FEBRUARY 1, 2004
                                -----------------    -----------------
Per account charge               $ 5.00 - $ 8.00         $   8.00
Transaction fee                  $ 0.60 - $ 1.10         $   1.00
Minimum charge per fund          $ 25,000                    N/A
Reimbursement of certain
out-of-pocket charges                 Varies                 N/A

      SMC pays Salomon Brothers Asset Management, Inc. an annual fee equal to ..22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the fund.

      SMC pays Four Corners Capital Management, LLC an annual fee equal to .50% of the average daily net assets of Income Opportunity Fund of $75 million or less, plus .40% of such assets of more than $75 million up to $200 million, plus ..35% of such assets of more than $200 million for management services provided to the fund.

      The investment advisory contract for Security Income Fund provides that the total annual expenses of each series of the fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B and Class C distribution plans) will not exceed the level of expenses which Security Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are qualified for sale. For the period ended December 31, 2004, SMC agreed to limit the total expenses of Diversified Income Fund to an annual rate of .95% of the average daily net asset value of Class A shares and 1.70% of Class B shares and Class C shares. SMC also agreed to limit the total expenses of the High Yield Fund to 2.00% for Class A shares and 2.75% for Class B and Class C shares. The investment advisory contract for Security Municipal Bond Fund pro- vides that the total annual expenses of the fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of Class A Shares and 1.75% of the average net assets of Class B shares as calculated on a daily basis. SMC has agreed voluntarily to limit the total expenses of Security Municipal Bond Fund to an annual rate of 1.00% of the average daily net asset value of Class A shares and 1.75% for Class B shares. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the fund as calculated on a daily basis. Furthermore, SMC voluntarily waived expenses to maintain a 0.10% daily yield.

      Security Income and Security Municipal Bond Funds have adopted distribution plans related to the offering of Class B shares and Security Income Fund has adopted a distribution plan relating to the offering of Class C shares, each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of Class B and Class C shares. Class A shares of Security Income Fund and Security Municipal Bond Fund incur Rule 12b-1 distribution fees at an annual rate of .25% of the average daily net assets of each series.

      Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Corporation. and the national distributor of the Funds, retained underwriting commissions on sales of shares after allowances to brokers and dealers in the following amounts:

                                SDI UNDERWRITING COMMISSIONS
                                ----------------------------
Municipal Bond Fund                    $    450
Security Income Fund:
   Diversified Series                    12,372
   High Yield Series                      2,346
   Income Opportunity Series              4,493

      Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its affiliates, which include SMC and SDI.

      At December 31, 2004, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

FUND OR SERIES                  PERCENT OF OUTSTANDING SHARES OWNED
----------------------------    -----------------------------------
Security Income Fund:
   Diversified Income Series                  10.12%
   High Yield Series                          17.55%
   Income Opportunity Series                  68.36%
Security Cash Fund                             8.81%

Notes to Financial Statements
December 31, 2004

3. LINE OF CREDIT

      The Income Opportunity Series of the Security Income Fund has a $10 million committed secured revolving line of credit with State Street Bank and Trust Company. The Series may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at a variable rate per annum equal to the Bank's overnight federal funds rate as determined by the Bank plus 0.50% per annum which rate shall change when such federal funds rate changes. The Series did not borrow from the line during the period ended December 31, 2004.

4. FEDERAL INCOME TAX MATTERS

      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securites for tax purposes and differing book and tax amortization methods for premium and market discount. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise.

      The following adjustments were made to the Statements of Assets and Liabilities as of December 31, 2004 to reflect permanent differences:

                               ACCUMULATED   UNDISTRIBUTED
                               NET REALIZED  NET INVESTMENT   PAID-IN
                               GAIN (LOSS)       INCOME       CAPITAL
                               ------------  --------------  ----------
Security Municipal
  Bond Fund                    $  (33,346)   $    (9,552)        42,898
Security Income Fund:
  Diversified Income Series     1,232,806       (153,335)    (1,079,471)
  High Yield Series               (42,642)        71,918        (29,276)
  Income Opportunity Series       (10,912)        10,912              -

The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, were as follows:

                            MUNICIPAL     DIVERSIFIED       HIGH       INCOME
                              BOND          INCOME         YIELD     OPPORTUNITY
                              FUND          SERIES         SERIES      SERIES
                           ----------    ------------    ----------  -----------
Gross unrealized
  appreciation             $  457,129    $ 1,944,932     $2,539,261  $   507,774
Gross unrealized
  depreciaton                  (2,336)      (328,085)      (932,125)     (39,259)
                           ----------    -----------     ----------  -----------
Net unrealized
  appreciation
  (depreciation)           $  454,793    $ 1,616,847     $1,607,136  $   468,515
                           ==========    ===========     ==========  ===========

      At December 31, 2004, the following funds have capital loss carryovers to offset future realized capital gains as follows:

                                    CAPITAL LOSS    EXPIRATION
                                     CARRYOVER         YEAR
                                    ------------    ----------
Security Municipal Bond Fund        $      4,714      2012

Security Income Fund:
  Diversified Income Series         $    816,702      2005
                                         801,693      2007
                                       3,837,647      2008
                                         433,468      2010
                                         291,583      2011
                                         453,684      2012
                                    ------------
                                    $  6,634,777
                                    ============
  High Yield Series                 $    170,973      2009
                                         645,956      2010
                                         553,553      2011
                                    ------------
                                    $  1,370,482
                                    ============

Notes to Financial Statements
December 31, 2004

      The tax character of distributions paid during the fiscal years ended December 31, 2004 and 2003, was the same as that reported in the Statement of Changes in Net Assets, except as follows:

                                                      LONG-TERM
                              TAX-EXEMPT   ORDINARY    CAPITAL   RETURN OF
                                INCOME      INCOME      GAIN      CAPITAL     TOTAL
                              ----------  ----------  ---------  ---------  ---------
2003
Security Municipal Bond Fund   $718,658   $   16,319  $ 137,386          -  $ 872,363

2004
Security Municipal Bond Fund    503,150            -          -          -    503,150
Security Income Fund
  Diversified Income Series           -    4,178,090          -      7,310  4,185,400
  High Yield Series                   -    2,287,476          -     64,276  2,351,752
  Income Opportunity Series           -    1,425,122          -          -  1,425,122

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were the same as those reported in the Statement of Assets and Liabilities, except as follows:

                              UNDISTRIBUTED  UNDISTRIBUTED   ACCUMULATED      UNREALIZED
                                ORDINARY       LONG-TERM     CAPITAL AND     APPRECIATION
                                 INCOME         GAIN        OTHER LOSSES*  (DEPRECIATION)**
                              -------------  -------------  -------------  -----------------
Security Municipal Bond Fund       $  1,989        -         $   (4,714)      $ 454,793
Security Income Fund:
  Diversified Income Series               -        -         (6,634,777)      1,616,847
  High Yield Series                       -        -         (1,370,482)      1,498,035
  Income Opportunity Series          23,369        -                  -         468,515

* Certain Funds had net capital loss carryovers as identified elsewhere in the Notes.

** The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, and the differences between book and tax basis bond discount accretion.

5. INVESTMENT TRANSACTIONS

      Investment transactions for the year ended December 31, 2004 (excluding overnight investments and short-term debt securities) were as follows:

                      MUNICIPAL    DIVERSIFIED      HIGH          INCOME
                        BOND         INCOME         YIELD      OPPORTUNITY
                        FUND          FUND          FUND           FUND
                      ----------   -----------   -----------   ------------
Purchases             $2,339,322   $40,894,965   $32,923,475   $134,549,606
Proceeds from sales   $2,967,255   $40,996,638   $25,680,642   $ 62,285,438

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY MUNICIPAL BOND FUND, SECURITY INCOME FUND, AND SECURITY CASH FUND

      We have audited the accompanying statements of assets and liabilities of Security Municipal Bond Fund, Security Income Fund (comprised of Diversified Income Series, High Yield Series and Income Opportunity Series), and Security Cash Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the period then ended, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein, and the statement of cash flows for Security Income Fund - Income Opportunity Series for the period February 11, 2004 (date of inception) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2004, the results of their operations for the period then ended, and changes in their net assets, and the financial highlights for each of the periods indicated therein and cash flows of Security Income Fund
- Income Opportunity Series for the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 4, 2005

Directors and Officers (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

   DIRECTORS
     NAME
(DATE OF BIRTH)
YEAR ELECTED***                                         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------------    ------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.**          Business broker, Griffith & Blair Realtors
(12-14-46)
1994

Harry W. Craig, Jr.             Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.; President & Director,
(05-11-39)                      The Martin Tractor Company, Inc.
2004

Penny A. Lumpkin**              Partner, Vivians' Gift Shop (Corporate Retail)
(08-20-39)                      Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development)
1993                            Vice President, PLB (Real Estate Equipment Leasing)
                                Vice President, Town Crier (Retail)
                                Prior to 1999:
                                Vice President & Treasurer, Palmer News, Inc.
                                Vice President, M/S News, Inc.
                                Secretary, Kansas City Periodicals
                                Prior to 2002:
                                Vice President, Bellaire Shopping Center (Managing and Leasing)
                                Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius**          President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)
1998

John D. Cleland*                Retired. Prior to January 1, 2003, Senior Vice President, Security Benefit Group, Inc. and
(05-01-36)                      Security Benefit Life Insurance Company
1991 (Director)
2000 (Chairman of the Board)

Michael G. Odlum*               President & Managing Member Representative, Security Management Company, LLC
(01-12-52)                      Senior Vice President and Chief Investment Officer, Security Benefit Corporation and
2004 (President)                Security Benefit Life Insurance Company
2004 (Director)                 Director, Security Distributors, Inc.
                                Director, Vice President and Chief Investment Officer, First Security Benefit Life Insurance and
                                Annuity Company of New York
                                President & Chief Operating Officer, Allied Investment Advisors, Inc.
                                Principal, Vanguard Group

----------------------
  * These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

 ** These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

*** Each director oversees 35 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

   OFFICERS
     NAME
(DATE OF BIRTH)
     TITLE
 YEAR ELECTED*                                       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
-----------------------         -------------------------------------------------------------------------------------------------
Steven M. Bowser                Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)                      Vice President, Security Benefit Life Insurance Company
Vice President
2003

Brenda M. Harwood               Assistant Vice President, Chief Compliance Officer & Treasurer, Security Management Company, LLC;
(11-03-63)                      Assistant Vice President, Security Benefit Life Insurance Company
Treasurer                       Vice President & Director, Security Distributors, Inc.
1988

Mark Lamb                       Vice President, Security Management Company, LLC,
(02-03-60)                      Security Benefit Life Insurance Company
Vice President
2003

Amy J. Lee                      Secretary, Security Management Company, LLC & Security Distributors, Inc.;
(06-05-61)                      Vice President, Associate General Counsel & Assistant Secretary,
Secretary                       Security Benefit Life Insurance Company
1987

Mark Mitchell                   Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)
Vice President
2003

James P. Schier                 Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)                      Vice President, Security Benefit Life Insurance Company
Vice President
1998

Cindy L. Shields                Vice President & Head of Equity Asset Management, Security Management Company, LLC,
(06-05-67)                      Security Benefit Life Insurance Company
Vice President
1988

Christopher D. Swickard         Assistant Secretary, Security Management Company, LLC
(10-09-65)                      Second Vice President & Counsel,
Assistant Secretary             Security Benefit Life Insurance Company
1996

----------------------------
* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

                      This page left intentionally blank.

                      This page left intentionally blank.

THE SECURITY GROUP OF MUTUAL FUNDS

   Security Equity Fund

      -  Alpha Opportunity Series

      -  Enhanced Index Series

      -  Equity Series

      -  Global Series

      -  Large Cap Growth Series

      -  Mid Cap Value Series

      -  Select 25(R) Series

      -  Small Cap Growth Series

      -  Social Awareness Series

Security Large Cap Value Fund
Security Mid Cap Growth Fund
Security Income Fund

      -  Diversified Income Series

      -  High Yield Series

      -  Income Opportunity Series

      -  Capital Preservation Series

Security Municipal Bond Fund
Security Cash Fund

        SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS
Donald A. Chubb, Jr.
John D. Cleland
Harry W. Craig, Jr.
Penny A. Lumpkin
Michael G. Odlum
Maynard F. Oliverius

OFFICERS
John D. Cleland, Chairman of the Board
Michael G. Odlum, President
Steve M. Bowser, Vice President, Equity Fund
Mark Lamb,Vice President, Equity Fund
Mark Mitchell, Vice President, Equity Fund
James P. Schier, Vice President, Equity and Mid Cap Growth Fund
Cindy L. Shields, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

[SECURITY DISTRIBUTORS, INC. LOGO]

One Security Benefit Place
Topeka, KS 66636-0001

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $7,000 in 2003 and $8,000 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $0 in 2004. These services consisted of a review of the Registrant's semi-annual financial statements.These services consisted of a review of the Registrant's semi-annual financial statements.

     The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $14,000 in 2003 and $18,000 in 2004, which related to the review of the transfer agent function.(1)

     ----------
     (1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $1,000 in 2003 and $2,000 in 2004. These services consisted of (i) review (in 2003)or preparation (in 2004)of U.S. federal, state, local and excise tax returns;
     (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

     The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.(2)

     ----------
     (2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

     The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.(3)

     ----------
     (3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e) (2) Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)  Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,000 in 2003 and $20,000 in 2004.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by E&Y to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics pursuant to Item 2 above.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SECURITY CASH FUND


                                        By: MICHAEL G. ODLUM
                                            -------------------------------
                                            Michael G. Odlum, President

                                        Date: March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By: MICHAEL G. ODLUM
                                            -------------------------------
                                            Michael G. Odlum, President

                                        Date: March 9, 2005


                                        By: BRENDA M. HARWOOD
                                            -------------------------------
                                            Brenda M. Harwood, Treasurer

                                        Date: March 9, 2005